                                                                    EXHIBIT 10.1

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                           STOCK PURCHASE AGREEMENT

                        Dated as of September 28, 2001

                                 By and Among

                            RHM Teleservices, Inc.

                 And the Investors Listed on Schedule A Hereto










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                               Table of Contents
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
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                                                                                                                     Page
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1.   Subscription for Shares and Warrants......................................................................         1
     1.1   Subscription for Shares.............................................................................         1
     1.2   Subscription for Warrants...........................................................................         1
     1.3   Closing.............................................................................................         2

2.   Representations and Warranties of the Company.............................................................         2
     2.1   Organization and Standing...........................................................................         2
     2.2   Corporate Power.....................................................................................         2
     2.3   Capitalization......................................................................................         3
     2.4   Authorization.......................................................................................         3
     2.5   Valid Issuance......................................................................................         3
     2.6   SEC Documents; Financial Statements.................................................................         4
     2.7   No Conflicts........................................................................................         4
     2.8   Contracts...........................................................................................         5
     2.9   Litigation..........................................................................................         5
     2.10  Tax Returns.........................................................................................         6
     2.11  Governmental Consents...............................................................................         6
     2.12  Employment Matters; ERISA Matters...................................................................         6
     2.13  Intellectual Property Rights........................................................................         7
     2.14  Environmental Laws..................................................................................         8
     2.15  Regulatory Permits; Compliance......................................................................         8
     2.16  Investment Company Status...........................................................................         9
     2.17  Accuracy of Information.............................................................................         9
     2.18  Labor Disturbances..................................................................................         9
     2.19  Internal Accounting Controls........................................................................         9
     2.20  S-3 Registration....................................................................................         9
     2.21  Use of Proceeds.....................................................................................        10
     2.22  No Material Adverse Changes.........................................................................        10
     2.23  Listing and Maintenance Requirements Compliance.....................................................        10
     2.24  Title...............................................................................................        10
     2.25  Insurance...........................................................................................        10
     2.26  Registration Rights; Rights of Participation........................................................        11

3.   Representations and Warranties of Investor................................................................        11
     3.1   Organization and Standing; Power....................................................................        11
     3.2   Authorization.......................................................................................        11
     3.3   Experience..........................................................................................        12
     3.4   Investment Purpose..................................................................................        12
     3.5   Access to Data......................................................................................        12
     3.6   Residency...........................................................................................        13
     3.7   Accredited Investor.................................................................................        13

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                               Table of Contents
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                                  (continued)

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     3.8   Not an Affiliate or Group..........................................................................         13
     3.9   Restrictive Legends................................................................................         13
     3.10  Transactions in Common Stock.......................................................................         14
     3.11  No General Solicitation............................................................................         14

4.   Registration Rights and Termination Events...............................................................         15
     4.1   Registration Rights................................................................................         15
     4.2   Termination Events.................................................................................         15

5.   Closing Conditions.......................................................................................         15
     5.1  Conditions to the Company's Obligation to Sell......................................................         15
     5.2  Conditions to Each Investor's Obligation to Purchase................................................         16

6.   Right of First Refusal...................................................................................         17
     6.1  Right of First Refusal..............................................................................         17
     6.2  Definition of New Securities........................................................................         17
     6.3  Notice of Right.....................................................................................         18
     6.4  Exercise of Right...................................................................................         18
     6.5  Lapse and Reinstatement of Right....................................................................         18

7.   Miscellaneous............................................................................................         18
     7.1  Governing Law.......................................................................................         18
     7.2  Expenses............................................................................................         19
     7.3  Survival............................................................................................         19
     7.4  Successors and Assigns..............................................................................         19
     7.5  Entire Agreement....................................................................................         19
     7.6  Assignment and Transfer.............................................................................         19
     7.7  Amendment and Waiver................................................................................         19
     7.8  Notices.............................................................................................         20
     7.9  Counterparts........................................................................................         21

                           STOCK PURCHASE AGREEMENT

     This Stock Purchase Agreement (including the Exhibits hereto, the "Agreement"), dated as of September 28, 2001, is entered into by and among the Investors listed on Exhibit A hereto (each an "Investor" or jointly the "Investors") and RMH Teleservices, Inc., a Pennsylvania corporation (the "Company").

     WHEREAS, the Company will at the Closing (as defined below) sell up to 2,426,982 shares of its Common Stock, no par value per share (the "Common Stock"), to the Investors and the Investors will purchase the Shares (as defined below) of Common Stock from the Company on the terms and conditions set forth herein; and

     WHEREAS, the Company will at the Closing sell up to 808,994 Warrants (as defined below) to the Investors and the Investors will purchase the Warrants from the Company on the terms and conditions set forth herein and therein.

     NOW, THEREFORE, in consideration of the mutual covenants, representations, warranties and agreements contained in this Agreement, the parties agree as follows:

     1.   Subscription for Shares and Warrants.

     1.1  Subscription for Shares.

     (a) Authorization of Shares. The Company will authorize the sale and issuance of up to 2,426,982 shares of its Common Stock (the "Shares"), having the rights, privileges and preferences as set forth in the Company's Articles of Incorporation, as amended to date (the "Articles of Incorporation").

     (b) Sale of Common Stock. Subject to the terms and conditions hereof, each Investor agrees, severally and not jointly, to purchase at the Closing (as defined below) and the Company agrees to issue and sell to each Investor, that number of shares of the Company's Common Stock set forth opposite each Investor's name on Exhibit A, at a price of $9.60 per share (the "Share Purchase Price").

     1.2  Subscription for Warrants.

     (a) Authorization of Warrants. The Company will authorize the sale and issuance of up to 2,426,982 of its Warrants (each a "Warrant", and collectively, the "Warrants") to purchase one (1) share of its Common Stock (collectively, the "Warrant Shares") at an exercise price of $12.00, having the rights, privileges and preferences as set forth in the form of Warrant attached hereto as Exhibit B.

     (b) Sale of Warrants. Subject to the terms and conditions hereof, each Investor agrees, severally and not jointly, to purchase at the Closing and the Company agrees to issue and sell to each Investor, that number of Warrants set forth opposite each Investor's name on Exhibit A, at a price of $0.125 per Warrant (the "Warrant Purchase Price"). The sum of the Warrant Purchase Price and the Share Purchase Price is referred to herein as the "Purchase Price."

     1.3 Closing. The closing (the "Closing") of the purchase and sale of the Shares shall take place at the offices of Debevoise & Plimpton, 919 Third Avenue, New York, New York 10022, at 10:00 a.m., on September 28, 2001, or at such other time and place as the Company and the Investors mutually agree upon orally or in writing (the "Closing Date"). At the Closing, the Company shall deliver to each Investor certificates representing the Common Stock and the Warrants which such Investor is purchasing (as set forth on Exhibit A hereto) against delivery to the Company by such Investor of a wire transfer in immediately available funds in the amount of the Purchase Price therefor.

     2.   Representations and Warranties of the Company.

     As a material inducement to the Investors to enter into this Agreement and purchase the Shares and the Warrants, the Company hereby represents and warrants to each Investor as follows:

     2.1 Organization and Standing. The Company and its subsidiaries are corporations duly organized, validly existing, and in good standing under the laws of the jurisdiction in which they are incorporated and have all requisite corporate power and authority and all material qualifications, licenses, permits and authorizations necessary to own and operate their properties, to carry on their businesses as now conducted and as proposed to be conducted by them for the foreseeable future, and to carry out the transactions contemplated by this Agreement, the Registration Rights Agreement and the Warrants. Each of the Company and its subsidiaries is duly qualified to do business as a foreign corporation in all jurisdictions in which the failure to be so qualified would have a material adverse effect on the Company's or its subsidiaries' properties or business as now conducted or as proposed to be conducted. The Company has furnished to each of the Investors true and correct copies of the Company's Certificate of Incorporation and Bylaws, as amended, and as in effect on the date hereof, and true, complete and accurate copies of all documents evidencing all classes of securities convertible into or exchangeable for Common Stock (other than documents relating to stock option plans and other similar arrangements that the Company has entered into with its employees, officers and directors in the ordinary course of business) and all other material rights holders thereof and in respect to.

     2.2 Corporate Power. The Company has all requisite legal and corporate power to execute and deliver this Agreement, the Registration Rights Agreement and the Warrants and the other agreements contemplated hereby, to issue and sell the Common

                                       2
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Stock hereunder and under the Warrants, and to carry out and perform its obligations under the terms of this Agreement, the Registration Rights Agreement and the Warrants.

     2.3 Capitalization. The authorized capital stock of the Company, the designations of classes of capital stock and the rights and preferences of capital stock are set forth in the Articles of Incorporation. As of September 26, 2001, 10,345,538 shares of the Common Stock are issued and outstanding, excluding the Shares and the Warrant Shares, and no shares of preferred stock are issued and outstanding. All issued and outstanding shares of the Company's Common Stock as of the date hereof have been duly authorized and validly issued, are fully paid and nonassessable, and were issued in compliance with applicable federal and state securities laws. Except as set forth on Schedule 2.3, as of the date hereof, there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of the Company or any of its subsidiaries, or contracts, commitments, understandings or arrangements by which the Company or any of its subsidiaries is or may become bound to issue additional shares of capital stock of the Company or any of its subsidiaries. No shareholder of the Company has any rights or preferences not afforded all shareholders of the Company, except pursuant to this Agreement. No shareholder of the Company has any options or warrants to purchase Common Stock, except pursuant to options issued under the Company's stock option plan, stock incentive plan or any other equity-based compensation plans. No shareholder has any pre-emptive or approval right or authority pertaining to the sale and purchase of the Shares of Common Stock pursuant to this Agreement or the Warrant Shares pursuant to the Warrants, whether by statute, Nasdaq National Market Rules, contractual obligation or otherwise, except pursuant to Section 6 of this Agreement.

     2.4 Authorization. All corporate action on the part of the Company, its officers, directors and shareholders necessary for the authorization, execution, delivery and performance by the Company of this Agreement, the Registration Rights Agreement and the Warrants and each of the other agreements contemplated hereby to which the Company is a party; the authorization, issuance, sale and delivery of the Shares, the Warrants and the Warrant Shares; and the performance of all of the Company's obligations hereunder and thereunder has been taken. This Agreement, the Registration Rights Agreement and the Warrants, and each of the other agreements contemplated hereby to which the Company is a party, have been duly authorized and when executed and delivered by the Company and each Investor, shall constitute a valid and legally binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to laws of general application relating to bankruptcy, insolvency or creditors' rights and rules of law governing specific performance, injunctive relief or other equitable remedies.

     2.5 Valid Issuance. The Shares, the Warrants and the Warrant Shares issuable upon exercise of the Warrants, when issued, sold and delivered in accordance

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with this Agreement and, in the case of the Warrant Shares, the Warrants, will be duly authorized and validly issued, fully paid and nonassessable, and will be free and clear of any liens or encumbrances, except for restrictions imposed under applicable state and federal securities laws.

     2.6 SEC Documents; Financial Statements. The Company has filed all reports, schedules, forms, statements and other documents required to be filed by it with the SEC pursuant to the reporting requirements of the Securities Exchange Act of 1934, as amended (the "1934 Act") (all of the foregoing filed prior to the date hereof and all exhibits included therein and financial statements and schedules thereto and documents incorporated by reference therein being hereinafter referred to as the "SEC Documents"). The Company (i) has
                                                                    -
delivered or made available to each Investor or its representative true and complete copies of the SEC Documents to the extent that each Investor or its representative has requested any such SEC Documents from the Company and (ii)
                                                                          --
agrees to deliver or make available to each Investor or its representative true and complete copies of any additional SEC Documents, upon request. As of their respective dates, the SEC Documents complied in all material respects with the requirements of the 1934 Act and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. As of their respective dates, the financial statements of the Company included in the SEC Documents complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto. Such financial statements have been prepared in accordance with United States generally accepted accounting principles, consistently applied during the periods involved (except in the case of unaudited interim statements, to the extent they may exclude footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of the Company as of the dates thereof and the results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments). No other information provided by or on behalf of the Company to any Investor which is not included in the SEC Documents, including, without limitation, information referred to in Section 3.5 of this Agreement, contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they are or were made, not misleading.

     2.7  No Conflicts. The Company is not in violation of any term of (i) the
                                                                        -
Articles of Incorporation or its Bylaws, (ii) any contract, agreement, mortgage,
                                          --
indebtedness, indenture, instrument, judgment, decree, order to which the Company is subject or (iii) any statute, rule or regulation applicable to the
                       ---
Company, except in the case of clause (ii) above, for any such violations that, individually or in the aggregate, could not reasonably be expected to have a material adverse effect on the Company's business, properties, financial condition, results of operations or prospects, taken as a whole ("Material Adverse Effect"). The execution and delivery by the Company of this Agreement, the Registration Rights Agreement and the Warrants and each of the other agreements contemplated hereby to which the Company is a party, the offering, sale and issuance of the Shares, the Warrants and the Warrant Shares and the fulfillment of and compliance with the respective terms hereof and thereof and the consummation of the transactions contemplated hereby and thereby, do not and shall not (i) conflict with or result in a breach
                                          -
of the terms, conditions or provisions of, (ii) constitute a default under,
                                            --
(iii) result in the creation of any lien, security interest, charge or
 ---
encumbrance upon the Company's capital stock or assets pursuant to, (iv) give
                                                                     --
any third party the right to modify, terminate or accelerate any obligation under, (v) result in a violation of, or (vi) require any authorization, consent,
        -                                --
approval, exemption or other action by or notice to any court or administrative or governmental body pursuant to, (a) the Articles of Incorporation or Bylaws of
                                   -
the Company, or any law, statute, rule or regulation to which the Company is subject, or (b) any agreement, instrument, order, judgment or decree to which
             -
the Company is subject, except, in the case of clause (b), with respect to any of the foregoing which could not reasonably be expected to have a Material Adverse Effect. The Company is not in violation of the listing requirements of The Nasdaq National Market and is unaware of any facts or circumstances that reasonably might cause the Common Stock to be delisted by The Nasdaq National Market in the foreseeable future.

     2.8 Contracts. All descriptions in the Compendium of Public Filing Documents, dated September 27, 2001, (the "Compendium") or incorporated by reference therein, of contracts and other documents to which the Company or its subsidiaries are a party are accurate in all material respects; none of the Company's contracts, including, but not limited to, those described in the Compendium, have been terminated, nor is the Company aware that any client has the intention of terminating any contract in the near future.

     2.9 Litigation. Except as disclosed in the SEC Documents, there are no actions, suits, proceedings, orders, investigations or claims pending or, to the best of the Company's knowledge, threatened against or affecting the Company (or to the best of the Company's knowledge, pending or threatened against or affecting any of the officers, directors or employees of the Company with respect to the Company's business or proposed business activities) at law or in equity, or before or by any governmental department, commission, board, bureau, agency or instrumentality (including, without limitation, any actions, suit, proceedings or investigations with respect to the transactions contemplated by this Agreement) which individually or in the aggregate could reasonably be expected to have a Material Adverse Effect; and the Company is not a party to any arbitration proceedings under collective bargaining agreements or otherwise or, to the best of the Company's knowledge, any governmental investigations or inquiries (including inquiries as to the qualification to hold or receive any license or permit). The

Company is not subject to any judgment, order or decree of any court or other governmental agency.

     2.10 Tax Returns. The Company has filed all tax returns which it is required to file under applicable foreign, federal, state and local laws and regulations; all such returns are complete and correct in all material respects; and the Company has paid all taxes which have become due and payable. The Company has not been advised that any of its returns, federal, state or other, have been or are being audited as of the date thereof. The Company has not waived any statute of limitations with respect to taxes or agreed to any extension of time with respect to a tax assessment or deficiency, and there are no agreements, waivers or other arrangements providing for an extension of time with respect to the assessment of any tax or deficiency. There are no actions, suits, proceedings or claims now pending against the Company in respect of any tax or assessment. There is no pending or, to the Company's knowledge, threatened investigation of the Company by any federal, state, foreign or local authority relating to any taxes or assessments, or any claims for additional taxes or assessments asserted by any such authority.

     2.11 Governmental Consents. No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any governmental authority on the part of the Company is required in connection with the valid execution and delivery of this Agreement, the Registration Rights Agreement and the Warrants, the offer, sale or issuance of the Shares, the Warrants or the Warrant Shares, or the consummation of any other transaction contemplated hereby or thereby, except under applicable state securities laws, which filings and qualifications, if required, will be accomplished within the required statutory period, for the filing pursuant to Regulation D promulgated under the Securities Act of 1933, as amended (the "1933 Act"), which filing will be made within 15 days of the execution hereof, and for the filing of the NASDAQ National Market Additional Listing Application, which filing shall be made as soon as practicable, but in no event later than the close of business on October 1, 2001.

     2.12 Employment Matters; ERISA Matters. The Company and its subsidiaries are in compliance with all federal, state, local and foreign laws and regulations respecting employment and employment practices, terms and conditions of employment and wages and hours, except where failure to be in compliance could not have a Material Adverse Effect. To the best of the Company's knowledge, there are no pending investigations involving the Company or any of its subsidiaries by the U.S. Department of Labor or any other governmental agency responsible for the enforcement of such federal, state, local or foreign laws and regulations. There is no unfair labor practice charge or complaint against the Company or any of its subsidiaries pending before the National Labor Relations Board or any strike, picketing, boycott, dispute, slowdown or stoppage pending or threatened against or involving the Company or any of its subsidiaries. No representation question exists respecting the employees of the

Company or any of its subsidiaries, and no collective bargaining agreement or modification thereof is currently being negotiated by the Company or any of its subsidiaries. No grievance or arbitration proceeding is pending under any expired or existing collective bargaining agreements of the Company or any of its subsidiaries. No material labor dispute with the employees of the Company or any of its subsidiaries exists or, to the knowledge of the Company, is imminent. Except for such failures that could not result in a Material Adverse Effect, every employee benefit plan (whether or not subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA")) maintained or contributed to by the Company has been maintained and administered in accordance with their terms, ERISA, the Internal Revenue Code of 1986, as amended (the "Code"), and other applicable laws. None of the plans is subject to Title IV of ERISA and no plan is a multi-employer plan (within the meaning of Section 3(37) of ERISA). Each plan intended to qualify under Section 401(a) or 501(c)(9) of the Code has received a favorable determination or approval letter from the Internal Revenue Service regarding its qualification under such section and to the best of the Company's knowledge no event has occurred which could reasonably be expected to cause any such plan to lose its qualification.

     2.13 Intellectual Property Rights. The Company and its subsidiaries own or possess the requisite rights or licenses to use all trademarks, trade names, service marks, service mark registrations, service names, patents, patent rights, copyrights, inventions, licenses, approvals, governmental authorizations, trade secrets and rights (collectively "Intellectual Property Rights") necessary to conduct their respective businesses as now conducted and as proposed to be conducted through the foreseeable future. None of the Intellectual Property Rights or other intellectual property rights have expired or terminated, or are expected to expire or terminate on or before September 30, 2006 other than expirations or terminations which, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect. The Company and its subsidiaries do not have any knowledge of any event, fact or circumstance relating to (i) any infringement by the Company or its subsidiaries
                          -
of any trademarks, trade names, service marks, service mark registrations, service names, patents, patent rights, copyrights, inventions, licenses, approvals, governmental authorizations, trade secrets or other similar rights of others, or (ii) any person or entity now infringing any Intellectual Property
            --
Rights or other similar rights, or (iii) any person or entity now infringing any
                                    ---
Intellectual Property Rights or other similar rights, except for such infringements that could not reasonably be expected to result in a Material Adverse Effect. There is no claim, action or proceeding being made or brought against, or to the Company's knowledge, being threatened against, the Company or its subsidiaries regarding any trademarks, trade names, service marks, service mark registrations, service names, patents, patent rights, copyrights, inventions, licenses, approvals, governmental authorizations, trade secrets or other similar rights of others. The Company and its subsidiaries have taken reasonable security measures to protect the secrecy, confidentiality and value of all of their Intellectual Property Rights.

     2.14 Environmental Laws.

     (a) Except as would not, individually or in the aggregate, have a Material Adverse Effect, the Company and its subsidiaries (1) are in compliance with any
                                                  -
and all Environmental Laws, (2) have received all permits, licenses or other
                             -
approvals required of them under applicable Environmental Laws to conduct their respective businesses, and (3) are in compliance with all terms and conditions
                            -
of any such permit, license or approval, except in each case where the failure could not reasonably be expected to have a Material Adverse Effect. To the knowledge of the Company, with respect to the Company (A) there are no past or
                                                       -
present releases of any Hazardous Materials into the environment, actions, activities, circumstances, conditions, events, incidents, or contractual obligations which may give rise to any common law environmental liability or any liability under any Environmental Law in any material respect and (B) the
                                                                   -
Company has not received any notice with respect to the foregoing, nor is any action pending or to the Company's knowledge, threatened in connection with the foregoing, except in each case where the condition or obligation could not reasonably be expected to have a Material Adverse Effect. The term "Environmental Laws" means all federal, state, local or foreign laws regulations, codes, orders, decrees, judgments or injunctions issued promulgated or approved or entered thereunder relating to pollution or protection of human health or the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata), including, without limitation, laws relating to emissions, discharges, releases or threatened releases of chemicals, pollutants, contaminants, or toxic or hazardous substances or wastes (collectively, "Hazardous Materials") into the environment, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials, as well as all authorizations, codes, decrees, demands or demand letters, injunctions, judgments, licenses, notices or notice letters, orders, permits, plans or regulations issued, entered, promulgated or approved thereunder.

     (b) Other than those that are or were stored, used or disposed of in compliance with applicable law, to the knowledge of the Company, no Hazardous Materials are contained on or about any real property currently owned, leased or used by the Company, and no Hazardous Materials were released on or about any real property previously owned, leased or used by the Company during the period the property was owned, leased or used by the Company.

     (c) To the knowledge of the Company, there are no underground storage tanks on or under any real property owned, leased or used by the Company or any of its subsidiaries that are not in compliance with applicable law.

     2.15 Regulatory Permits; Compliance. The Company possesses all franchises, grants, authorizations, licenses permits, easements, consents, certificates, approvals and orders necessary to own, lease and operate its properties and to conduct its business as currently being conducted (collectively, the "Company Permits"), except where the failure to obtain a Company Permit could not reasonably be expected to have a Material Adverse Effect. There is no action pending, or to the knowledge of the Company, threatened regarding the suspension or cancellation of any of the Company Permits. The Company is not in conflict with, or in default or violation of, any of the Company Permits except where such violation could not reasonably be expected to have a Material Adverse Effect. The Company has not received any notification with respect to possible conflicts, defaults, or violations of applicable laws.

     2.16 Investment Company Status. The Company is not and upon consummation of the sale of the Common Stock will not be an "investment company," a company controlled by an "investment company" or an "affiliated person" of, or "promoter" or "principal underwriter" for, an "investment company" as such terms are defined in the Investment Company Act of 1940, as amended.

     2.17 Accuracy of Information. The information that has been furnished to the Investors is true and correct and accurate in all material respects as of the date hereof except for financial data that is accurate as of the date shown therein, and the Company has not omitted to state any material fact necessary in order to make the statements made herein or therein, in light of the circumstances under which they were made, not misleading. No event or circumstance has occurred or information exists with respect to the Company or its business, properties, operations or financial condition, which, under applicable law, rule or regulation, requires public disclosure or announcement by the Company but which has not been so publicly disclosed or announced.

     2.18 Labor Disturbances. No labor disturbance by the employees of the Company exists, or to the knowledge of the Company, is imminent which could reasonably be expected to have a Material Adverse Effect.

     2.19 Internal Accounting Controls. The Company maintain s a system of internal accounting controls sufficient to provide reasonable assurances that:
(i) transactions are recorded as necessary to permit preparation of financial
 -
statements in conformity with United States generally accepted accounting principles and to maintain accountability for assets; (ii) transactions are
                                                       --
executed in accordance with management's general or specific authorization;
(iii) access to assets is available only if permitted in accordance with
 ---
management's general or specific authorization; and (iv) the recorded
                                                     --
accountability for amounts is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

     2.20 S-3 Registration. The Company is currently eligible to register secondary offerings of securities, including the resale of the Shares, on a registration statement on Form S-3 under the 1933 Act.

     2.21 Use of Proceeds. The proceeds received from the sale of the Shares shall be used for repayment of indebtedness. This indebtedness includes amounts outstanding under the Company's secured credit facility with PNC Bank, National Association and a loan made to the Company by an affiliate of Jeffrey J. Jensen, one of its directors. Pending these uses, the remaining net proceeds of the sale of Shares will be invested in short-term investment-grade, interest-bearing securities or accounts. Except as set forth in Schedule 2.20, no compensation is payable in connection with the sale of the Shares.

     2.22 No Material Adverse Changes. Since the respective dates of which information was given in the investment materials, except as otherwise specifically stated therein, there has been no (i) material adverse change in the business, results of operations, assets, prospects, or financial condition of the Company, taken as a whole, whether or not arising in the ordinary course of business, or (ii) dividend or distribution of any kind declared, paid or made by the Company on its capital stock.

     2.23 Listing and Maintenance Requirements Compliance. The principal market on which the Common Stock is currently traded is Nasdaq. The Company has not in the three (3) years preceding the date hereof received notice (written or oral) from Nasdaq (or any stock exchange, market or trading facility on which the Common Stock is or has been traded or listed (or on which it has been quoted)) to the effect that the Company is not in compliance with the listing or maintenance requirements of any such market, exchange or trading facility. The Company is not aware of any facts that would reasonably lead to delisting or suspension of the Common Stock by Nasdaq. After giving effect to the transactions contemplated by this Agreement and the Registration Rights Agreement, the Company is and will be in compliance with all such maintenance requirements.

     2.24 Title. Except as disclosed on Schedule 2.24, the Company has good and valid title to all real property and personal property owned by it which is material to the business of the Company, in each case free and clear of all liens and encumbrances, except for liens that do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company. Any real property and facilities held under lease by the Company are held by it under valid, subsisting and enforceable leases, with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and facilities by the Company.

     2.25 Insurance. The Company is insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as management of the Company believes to be prudent and customary in the business in which the Company is engaged. The Company has no reason to believe that it will not be able to renew its existing insurance coverages as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business, at a cost that would not materially and adversely affect the condition, financial or otherwise, or the earnings, business or operations of the Company, taken as a whole.

     2.26 Registration Rights; Rights of Participation. Except as set forth in
Section 2.1(b) of the Registration Rights Agreement, the Company has not granted or agreed to grant any Person any rights (including "piggy-back" registration rights) to have any securities of the Company registered with the Commission or any other governmental authority which have not been satisfied. Additionally, no person, including, but not limited to, current or former stockholders of the Company, underwriters, brokers or agents, has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by this Agreement or the Registration Rights Agreement.

     3.  Representations and Warranties of Investor.

     Each Investor hereby represents and warrants, severally and not jointly, to the Company as follows:

     3.1 Organization and Standing; Power.

     (a) With respect to each Investor that is an entity, such Investor is an entity duly organized, validly existing, and in good standing under the laws of the jurisdiction in which it is formed and has all requisite power and authority and all material qualifications, licenses, permits and authorizations necessary to own and operate its properties, to carry on its business as now conducted and as proposed to be conducted through the current fiscal year and to carry out the transactions contemplated by this Agreement. Such Investor has all requisite power to execute and deliver this Agreement, the Registration Rights Agreement and the other agreements contemplated hereby to which it is a party, and to carry out and perform its obligations under the terms of this Agreement.

     (b) With respect to each Investor who is a natural person, such Investor has full right, power, authority and capacity to execute and deliver this Agreement, the Registration Rights Agreement and the other agreements contemplated hereby, and to carry out and perform such Investor's obligations under the terms of this Agreement.

     3.2 Authorization. This Agreement, the Registration Rights Agreement and each of the other agreements contemplated hereby to which an Investor is a party, when executed and delivered by the Investor and the Company, will constitute valid and legally binding obligations of the Investor, enforceable against the Investor in accordance with their terms, subject to laws of general application relating to bankruptcy, insolvency or creditors' rights and rules of law governing specific performance, injunctive relief or other equitable remedies.

     3.3 Experience. The Investor has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of its investment in the Company and has the capacity to protect its own interests. The Investor acknowledges that investment in the Shares, the Warrants and the Warrant Shares is a speculative risk. The Investor is able to fend for itself in the transactions contemplated by this Agreement, can bear the economic risk of its investment in the Shares, the Warrants and the Warrant Shares (including possible complete loss of such investment) for an indefinite period of time and has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of the investment in the Shares, the Warrants and the Warrant Shares. The Investor understands that nothing in this Agreement, the Registration Rights Agreement or the Warrants or any other materials presented to the Investor in connection with the purchase and sale of the Shares, the Warrants and the Warrant Shares constitutes legal, tax or investment advice. The Investor has consulted such legal, tax and investment advisors as such Investor, in its sole discretion, has deemed necessary or appropriate.

     3.4 Investment Purpose. The Investor is acquiring the Shares, the Warrants and the Warrant Shares for investment for its own account, and not with a view to, or for resale in connection with, any distribution thereof. The Investor understands that the Shares, the Warrants and the Warrant Shares have not been registered under the Securities Act of 1933, as amended (the "1933 Act"), by reason of a specific exemption from the registration provisions of the 1933 Act, the availability of which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of such Investor's representations as expressed herein. The Investor understands that the Shares, the Warrants and the Warrant Shares are characterized as "restricted securities" under the federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving any public offering and that under such laws and applicable regulations, the Shares may be resold without registration under the 1933 Act only in certain limited circumstances. The Investor shall not, directly or indirectly, offer, sell, pledge, transfer or otherwise dispose of (or solicit any offers to buy, purchase or otherwise acquire or take a pledge of) any of the Shares, the Warrants or the Warrant Shares except in compliance with the 1933 Act, applicable state securities laws and the respective rules and regulations thereunder.

     3.5 Access to Data. The Investor and its representatives have been afforded access to corporate books, financial statements, records, contracts, documents and other information concerning the Company (to the extent such exists), and to its offices and facilities, have been afforded an opportunity to ask such questions of the Company's officers, employees, agents, accountants and representatives concerning the Company's existing and proposed business, operations, financial condition, assets, liabilities and other relevant matters as they have deemed necessary or desirable, and have been given all such information as has been requested, in order to evaluate the merits and risks of the prospective investments contemplated herein. The Investor further represents and acknowledges that it has been solely responsible for its own "due diligence" investigation of the Company and its management and business, for its own analysis of the merits and risks of this investment, and for its own analysis of the fairness and desirability of the terms of the investment. The foregoing, however, does not limit or modify the representations and warranties of the Company in Section 2 hereof.

     3.6 Residency. For purposes of the application of state securities laws, the Investor represents and warrants to the Company that it is a bona fide resident of, or a duly formed entity domiciled in, the state or country set forth in its address opposite its name on Exhibit A hereto.

     3.7 Accredited Investor. The Investor is an accredited investor within the meaning of Rule 501(a) of Regulation D of the Securities and Exchange Commission and has substantial experience in evaluating and investing in private placement transactions of securities in companies similar to the Company so that the Investor is capable of evaluating the merits and risks of its investment in the Company and has the capacity to protect its own interests.

     3.8 Not an Affiliate or Group. Except as specified on Exhibit A, the Investor represents that it is not under the control of, controlled by or under common control with any other Investor, and the Investor represents that it, along with any other Investor or Investors, is not a Person or a Group under
Section 13(d)(3) of the Securities Exchange act of 1934.

     3.9 Restrictive Legends. The Investors agree that, so long as the Shares, the Warrants and the Warrant Shares remain restricted securities, the Company shall place a restrictive legend on the certificate(s) representing them in substantially the following forms:

         (a) Shares:

         "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE TRANSFERRED WITHOUT REGISTRATION UNDER SUCH ACT OR AN OPINION OF COUNSEL REASONABLY ACCEPTABLE TO THE COMPANY THAT SUCH REGRISTRATION IS NOT REQUIRED."

         (b) Warrants:

         "THIS WARRANT AND ANY SECURITIES ACQUIRED UPON EXERCISE OF THIS WARRANT

         HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER SUCH ACT OR APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN APPLICABLE EXEMPTION TO THE REGISTRATION REQUIREMENTS OF SUCH ACT AND SUCH LAWS."

         (c) Warrant Shares:

         "THE TRANSFER OF THE SHARES REPRESENTED BY THIS CERTIFICATE IS RESTRICTED PURSUANT TO THE TERMS OF A COMMON STOCK PURCHASE WARRANT DATED SEPTEMBER 30, 2001, ISSUED BY RMH TELESERVICES, INC., A COPY OF WHICH IS AVAILABLE FOR INSPECTION AT THE PRINCIPAL OFFICE OF RMH TELESERVICES, INC. TRANSFER MAY NOT BE MADE EXCEPT IN ACCORDANCE WITH THE TERMS OF THE COMMON STOCK PURCHASE WARRANT. IN ADDITION, NO SALE, OFFER TO SELL OR TRANSFER OF THE SHARES REPRESENTED BY THIS CERTIFICATE SHALL BE MADE UNLESS A REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), WITH RESPECT TO SUCH SHARES IS THEN IN EFFECT OR AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE 1933 ACT IS THEN IN FACT APPLICABLE TO SUCH SHARES."

    3.10 Transactions in Common Stock. Investor has not, during the 30 trading days immediately preceding the Closing Date, sold or established a short position in any shares of the Common Stock or other capital stock of the Company.

    3.11 No General Solicitation. Investor did not learn of the investment in the Common Stock as a result of any public advertising or general solicitation.

     4.  Registration Rights and Termination Events.

     4.1 Registration Rights. The Shares and the Warrant Shares shall have the registration rights set forth in the Registration Rights Agreement, substantially in the form as set forth in Exhibit C attached hereto.

     4.2 Termination Events. Upon the declaration of a Termination Event (as defined the Registration Rights Agreement), each Investor will receive from the Company warrants to purchase shares of Common Stock of the Company in an amount such that the number of Warrants that each Investor purchased at Closing plus the warrants received by such Investor pursuant to this Section 4.2 shall, in the aggregate, be equal to the number of Shares of Common Stock purchased by such Investor at the Closing (the "Additional Warrants"). The Additional Warrants will be exercisable at a price equal to 125% of the Stock Price and will have a five (5) year life from the date of issuance and will be substantially similar in form and substance to the Warrants. For purposes of this Section 4.2, Stock Price means the (1) the five (5) day trading average of
                                         -
the closing bid price of the Company's common stock on the trading days prior to the Closing Date or (2) the closing bid price on the trading day immediately
                     -
preceding the Closing Date, whichever is less.

     5.  Closing Conditions.

     5.1 Conditions to the Company's Obligation to Sell. The Company's obligation to sell and deliver the Shares and the Warrants to the Investors shall, unless waived by the Company, be subject to the satisfaction, with respect to each Investor, prior to or on the Closing Date, of each of the following conditions:


         (a) Each Investor shall have executed this Agreement and the Registration Rights Agreement and delivered the same to the Company.

         (b) Each Investor shall have delivered to the Company the purchase price for the Shares and the Warrants being purchased by such Investor at the Closing by wire transfer of immediately available funds pursuant to the wire instructions provided by the Company.

         (c) The representations, covenants and warranties contained in Section 3 hereof shall be true and correct in all material respects at and as of the Closing as though then made, except to the extent of changes caused by the transactions expressly contemplated herein, and each Investor shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement and the Registration Rights Agreement to be performed, satisfied and complied with by such Investor at or prior to the Closing.

     5.2 Conditions to Each Investor's Obligation to Purchase. Each Investor's obligation hereunder to purchase the Shares and the Warrants at the Closing shall, unless waived by such Investor, be subject to the satisfaction, prior to or on the Closing Date, of each of the following conditions:

         (a) The Company and each other Investor shall have executed this Agreement and the Registration Rights Agreement and any other transaction document (to the extent a party thereto), including, in the case of the Company, the Warrants, and delivered the same to such Investor.

         (b) The representations, covenants and warranties contained in Section 2 hereof shall be true and correct in all material respects at and as of the Closing as though then made, except to the extent of changes caused by the transactions expressly contemplated herein, and the Company shall have performed, satisfied and complied with the covenants, agreements and conditions required by this Agreement, the Registration Rights Agreement and the Warrants to be performed, satisfied and complied with by the Company at or prior to the Closing.

         (c) Each Investor shall have received from Wolf, Block, Schorr and Solis-Cohen LLP, counsel for the Company, an opinion substantially as set forth in Exhibit D attached hereto, which shall be addressed to Investors and dated as of the Closing Date.

         (d) The Company shall have delivered to the Investors all of the following documents, which shall be satisfactory in form and substance to the Investors:

             (1) An Officer's Certificate, executed by the Company's Chief Executive Officer and Chief Financial Officer and dated the Closing Date, stating that the conditions specified in Section 5.2(b) have been fully satisfied;

             (2) Certified copies of the resolutions duly adopted by the Company's Board of Directors authorizing the execution, delivery and performance of this Agreement, the Registration Rights Agreement and the Warrants and each of the other agreements contemplated hereby, the issuance and sale of the Shares, the Warrants and the Warrant Shares, and all other transactions contemplated by this Agreement, the Registration Rights Agreement and the Warrants;

             (3) Copies of all third party and governmental consents, approvals and filings required in connection with the consummation of the transactions hereunder (including, without limitation, all blue sky law filings required to be made prior to the Closing (provided, that the Company agrees to deliver copies of all other required blue sky filings within 10 days of the Closing) and waivers of all preemptive rights and rights of first refusal, if any);

             (4) The legal opinion referred to in Section 5.2(c) hereof;

             (5) Certificates representing the Shares and the Warrants as described in Section 1 hereof; and

             (6) Such other documents relating to the transactions contemplated by this Agreement as the Investors may reasonably request before the Closing.

     Any condition specified in this Section 5.2 may be waived with respect to the Investors only if consented to in writing by the Investors granting such waiver. In furtherance of the foregoing, if the Company does not satisfy all of the conditions set forth in this Section 5.2, the Investors will nevertheless have the option to purchase the Shares and the Warrants at the Closing.

     6.  Right of First Refusal.

     6.1 Right of First Refusal. Subject to the terms and conditions contained in this Section 6, the Company hereby grants to each Investor the right of first refusal, for 180 days after the Closing Date, to purchase such Investor's Pro Rata Portion of any New Securities (as defined below) which the Company may, from time to time, propose to sell and issue. An Investor's "Pro Rata Portion" for purposes of this Section 6.1 is equal to the fraction obtained by dividing
(a) the number of Shares held by such Investor by (b) the aggregate number of
 -                                                 -
shares of Common Stock then outstanding, assuming in each case the conversion, exercise or exchange of all securities by their terms convertible into or exercisable for Common Stock and the exercise of all options to purchase or rights to subscribe for Common Stock or such convertible or exchangeable securities, whether or not the terms of such securities or rights then permit such conversion, exercise or exchange.

     6.2 Definition of New Securities. Except as set forth below, "New Securities" shall mean any shares of capital stock of the Company, and rights, options or warrants to purchase said shares of capital stock, and securities of any type whatsoever that are, or may become, convertible into said shares of capital stock. Notwithstanding the foregoing, "New Securities" does not include
(i) securities offered in an underwritten public offering pursuant to a
 -
registration statement under the 1933 Act, (ii) all shares of Common Stock,
                                            --
warrants or options to purchase Common Stock or other securities issued upon the approval of the Board of Directors to employees, officers, directors and consultants of the Company (x) who have provided or will provide bona fide
                            -
services to the Company not in connection with the offer or sale of securities in a capital raising transaction and (y) who do not, directly or indirectly,
                                      -
promote or maintain a market for the Company's securities, pursuant to any plan or arrangement approved by the Board of Directors or the shareholders of the Company, (iii) all securities issued to lending or leasing institutions upon the
          ---
approval of the Board of Directors in connection with loans from or leasing transactions with such institutions, (iv) stock issued pursuant to any private
                                      --
placement completed on substantially similar terms or within 45 days of the Closing Date, or (v) stock issued in connection with any merger or acquisition
                  -
by the Company.

     6.3 Notice of Right. In the event the Company proposes to undertake an issuance of New Securities, it shall give each Investor written notice of its intention, describing the type of New Securities and the price and terms upon which the Company proposes to issue the same. Each Investor shall have 15 days from the date of receipt of any such notice to agree to purchase shares of such New Securities (up to the amount referred to in Section 6.1), for the price and upon the terms specified in the notice, which price and terms shall be the same as are applicable to the investors purchasing the New Securities, by giving written notice to the Company and stating therein the quantity of New Securities to be purchased.

     6.4 Exercise of Right. If any Investor exercises its right of first refusal hereunder, the closing of the purchase of the New Securities by such Investor with respect to which such right has been exercised shall take place on the date set by the Company for the sale of New Securities; provided that such closing shall not occur prior to the date 20 days following the date of the written notice provided to the Investors, and provided, further, that the date of such closing shall be extended in order to comply with applicable laws and regulations.

     6.5 Lapse and Reinstatement of Right. In the event a Investor fails to exercise the right of first refusal provided in Section 6.1 within said 15 day period, the Company shall have 60 days thereafter to sell the New Securities not elected to be purchased by such Investor at the price and upon the terms no more favorable to the purchasers of such securities than specified in the Company's notice. In the event the Company has not sold the New Securities or entered into an agreement to sell the New Securities within said 60 day period, the Company shall not thereafter issue or sell any New Securities without first offering such securities to the Investors in the manner provided above.

     7.  Miscellaneous.

     7.1 Governing Law. This Agreement shall be governed by and construed under the laws of the Commonwealth of Pennsylvania, without giving effect to any choice of law or conflict of law provision or rule (whether of the Commonwealth of Pennsylvania or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Pennsylvania.

     7.2 Expenses. The Company and each of the Investors shall bear its own expenses in connection with the transactions contemplated by this Agreement, except that the Company shall reimburse the Investors for out-of-pocket expenses, including legal fees and due diligence expenses, not to exceed $50,000 in the aggregate.

     7.3 Survival. The representations, warranties, covenants, and agreements made herein by the Company and each Investor shall survive any investigation made by the Company or any Investor and shall survive the Closing. All statements as to factual matters contained in any certificate or other instrument delivered by or on behalf of the Company or each Investor pursuant hereto shall be deemed to be representations and warranties by the Company or such Investor, as appropriate, hereunder as of the date of such certificate or instrument.

     7.4 Successors and Assigns. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors, and administrators of the parties hereto.

     7.5 Entire Agreement. This Agreement, including the Schedules and Exhibits hereto, constitute the full and entire understanding and agreement among the parties with regard to the subjects hereof and no party shall be liable or bound to any other party in any manner by any representations, warranties, covenants, or agreements except as specifically set forth herein or therein. Nothing in this Agreement, express or implied, is intended to confer upon any party, other than the parties hereto and their respective successors and assigns, any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided herein.

     7.6 Assignment and Transfer. The Investors may transfer such Shares, Warrants and Warrant Shares in whole or in part, to another person or entity and may, in connection with such transfer, assign its rights in whole or in part under this Agreement in accordance with the provisions of this Section 7.6. The Company agrees to execute and deliver such instruments, documents and certificates as the Investors, holders or any such transferees may reasonably request in order to document the transfer in whole or in part of rights hereunder, which instruments, documents and certificates shall be satisfactory in form and substance to counsel for the Investors, or holders or such transferees. Any such transfer shall be subject to compliance with applicable federal and state securities laws.

     7.7 Amendment and Waiver. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of the Company and Investors holding two-thirds of the Shares then held by the Investors.

     7.8 Notices. All notices or other communications to a party required or permitted hereunder shall be in writing and shall be delivered personally or by telecopy (receipt confirmed) to such party (or, in the case of an entity, to an executive officer of such party) or shall be sent by a reputable express delivery service or by certified mail, postage prepaid with return receipt requested, addressed as follows:

     If to an Investor:

         To the address set forth on Exhibit A or such other address as may be designated in writing hereafter, in the same manner, by such Investor.

     with a copy to:

         SAFECO
         SAFECO Plaza, T-18
         Seattle, WA 98115
         Attention: Steven J. Cuevas
         Fax: 206-545-6277

     and with a copy to:

         Patricia Bartholomew, Esq.
         ThinkEquity Partners, LLC
         222 South Ninth Street, Suite 2800
         Minneapolis, Minnesota 55402
         Fax: 612-692-8250

     if to the Company:

         RMH Teleservices, Inc.
         40 Morris Avenue
         Bryn Mawr, PA 19010
         Attention: John A. Fellows
         Fax: 610-520-5354
     with a copy to:

         Wolf, Block, Schorr and Solis-Cohen LLP
         1650 Arch Street
         22nd Floor
         Philadelphia, PA 19103-2097
         Attention: John M. Coogan, Jr.
         Fax: 215-977-2334

     Any party may change the above-specified recipient and/or mailing address by notice to all other parties given in the manner herein prescribed. All notices shall be deemed given on the day when actually delivered as provided above (if delivered personally or by telecopy) or on the day shown on the return receipt (if delivered by mail or delivery service).

     7.9 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument. A facsimile signature shall be considered due execution and shall be binding upon the signatory thereto with the same force and effect as if the signature were an original, not a facsimile signature.

     IN WITNESS WHEREOF, the Company and the Investors have executed this Agreement as of the date first written above.

                                        RMH TELESERVICES, INC.



                                        By: John A. Fellows
                                            ------------------------------------
                                        Name: John A. Fellows
                                        Title: Chief Executive Officer

                            INVESTOR EXECUTION PAGE

                                  INVESTOR SIGNATURE



                                   /s/ Thomas M. Kyle
                                  ----------------------------------------
                                  Investor (Signature)



                                   Ardsley Offshore Fund, LTD.
                                  ----------------------------------------
                                  Print Name


                                  ________________________________________
                                  Print Name (If more than one investor)

                                  Ardsley Advisory Partners
                                  ----------------------------------------
                                  262 Harbor Drive
                                  ----------------------------------------
                                  Stamford, CT  06902
                                  ----------------------------------------
                                  Address

                                  Dollar Amount of Investment: $800,010.42
                                                                ----------

                                  Number of Shares Subscribed: 82,974
                                                               -----------

                                  State of Residence/Domicile: BVI
                                                               -----------

                                  TIN/SSN: N/A
                                           -------------------------------

     Status as an "Accredited Investor". The Investor is an "accredited investor" as defined in the regulations of the U.S. Securities and Exchange Commission by virtue of meeting the criteria which have been checked below (check all that apply):

     ____  (i)   A natural person whose individual net worth (assets less
liabilities), or joint net worth with his or her spouse, exceeds $1,000,000.

     ____ (ii) A natural person whose individual income was in excess of $200,000, or whose joint income with his or her spouse was in excess of $300,000, each of the two most recent years, and who has a reasonable expectation of reaching the same income level for the current year.

       X   (iii) A bank, insurance company, registered investment company,
     ----
business development company, small business investment company or employee benefit plan.

     ____ (iv) A savings and loan association, credit union, or similar financial institution, or a registered broker or dealer.

     ____  (v)    A private business development company.

     ____  (vi)   An organization described in Section 501(c)(3) of the Internal
Revenue Code with assets in excess of $5,000,000.

     ____ (vii) A corporation, Massachusetts or similar business trust, or partnership with assets in excess of $5,000,000.

     ____  (viii) A trust with assets in excess of $5,000,000.

     ____  (ix)   A director or an executive officer of the Company.

     ____  (x)    An entity in which all of the equity owners are accredited investors.

     ____  (xi)   A self-directed IRA, Keogh, or similar plan of which the
individual directing the investments qualifies as an "accredited investor" under one or more of items (i)-(x) above. Also check the item(s) (i)-(x) above that applies.

                            INVESTOR EXECUTION PAGE

                              INVESTOR SIGNATURE



                              /s/ Thomas M. Kyle
                              ---------------------------------------
                              Investor (Signature)



                              Ardsley Partners Fund I, L.P.
                              -----------------------------------------
                              Print Name



                              Print Name (If more than one investor)
                              -----------------------------------------
                              Ardsley Advisory Partners
                              -----------------------------------------
                              262 Harbor Drive - 4th Floor
                              -----------------------------------------
                              Stamford, CT  06902
                              -----------------------------------------
                              Address

                              Dollar Amount of Investment:  $500,008.92
                                                             ----------

                              Number of Shares Subscribed:  51,859
                                                            -----------

                              State of Residence/Domicile:  CT
                                                            -----------

                              TIN/SSN:  13-3478176
                                        -------------------------------

     Status as an "Accredited Investor". The Investor is an "accredited investor" as defined in the regulations of the U.S. Securities and Exchange Commission by virtue of meeting the criteria which have been checked below (check all that apply):

     ____   (i)    A natural person whose individual net worth (assets less
liabilities), or joint net worth with his or her spouse, exceeds $1,000,000.

     ____   (ii)   A natural person whose individual income was in excess of
$200,000, or whose joint income with his or her spouse was in excess of $300,000, each of the two most recent years, and who has a reasonable expectation of reaching the same income level for the current year.

        X   (iii)  A bank, insurance company, registered investment company,
      ----
business development company, small business investment company or employee benefit plan.

     ____   (iv)   A savings and loan association, credit union, or similar
financial institution, or a registered broker or dealer.

     ____   (v)    A private business development company.

     ____   (vi)   An organization described in Section 501(c)(3) of the
Internal Revenue Code with assets in excess of $5,000,000.

     ____   (vii)  A corporation, Massachusetts or similar business trust, or partnership with assets in excess of $5,000,000.

     ____   (viii) A trust with assets in excess of $5,000,000.

     ____   (ix)   A director or an executive officer of the Company.

     ____   (x)    An entity in which all of the equity owners are accredited investors.

     ____   (xi)   A self-directed IRA, Keogh, or similar plan of which the
individual directing the investments qualifies as an "accredited investor" under one or more of items (i)-(x) above. Also check the item(s) (i)-(x) above that applies.

                            INVESTOR EXECUTION PAGE

                              INVESTOR SIGNATURE



                              /s/ Thomas M. Kyle
                              -------------------------------------------
                              Investor (Signature)



                              Ardsley Partners Fund, II, L.P.
                              -------------------------------------------
                              Print Name



                              -------------------------------------------
                              Print Name (If more than one investor)



                              Ardsley Advisory Partners
                              -------------------------------------------
                              262 Harbor Drive - 4th Floor
                              -------------------------------------------
                              Stamford, CT  06902
                              -------------------------------------------

                              Address
                              -------------------------------------------
                              Dollar Amount of Investment:  $1,000,008.20
                                                             ------------

                              Number of Shares Subscribed:  103,717
                                                            -------------

                              State of Residence/Domicile:  CT
                                                            -------------

                              TIN/SSN:  13-3476175
                                        ---------------------------------

     Status as an "Accredited Investor". The Investor is an "accredited investor" as defined in the regulations of the U.S. Securities and Exchange Commission by virtue of meeting the criteria which have been checked below (check all that apply):

     ____  (i)    A natural person whose individual net worth (assets less
liabilities), or joint net worth with his or her spouse, exceeds $1,000,000.

     ____  (ii)   A natural person whose individual income was in excess of
$200,000, or whose joint income with his or her spouse was in excess of $300,000, each of the two most recent years, and who has a reasonable expectation of reaching the same income level for the current year.

        X  (iii)  A bank, insurance company, registered investment company,
      ----
business development company, small business investment company or employee benefit plan.

     ____  (iv)   A savings and loan association, credit union, or similar
financial institution, or a registered broker or dealer.

     ____  (v)    A private business development company.

     ____  (vi)   An organization described in Section 501(c)(3) of the Internal
Revenue Code with assets in excess of $5,000,000.

     ____ (vii) A corporation, Massachusetts or similar business trust, or partnership with assets in excess of $5,000,000.

     ____  (viii) A trust with assets in excess of $5,000,000.

     ____  (ix)   A director or an executive officer of the Company.

     ____  (x)    An entity in which all of the equity owners are accredited investors.

     ____  (xi)   A self-directed IRA, Keogh, or similar plan of which the
individual directing the investments qualifies as an "accredited investor" under one or more of items (i)-(x) above. Also check the item(s) (i)-(x) above that applies.

                            INVESTOR EXECUTION PAGE

                              INVESTOR SIGNATURE



                              /s/ Thomas M. Kyle
                              -------------------------------------------
                              Investor (Signature)



                              Ardsley Institutional Fund, L.P.
                              -------------------------------------------
                              Print Name



                              -------------------------------------------
                              Print Name (If more than one investor)

                              Ardsley Advisory Partners
                              -------------------------------------------
                              262 Harbor Drive
                              -------------------------------------------
                              Stamford, CT  06902
                              -------------------------------------------
                              Address

                              Dollar Amount of Investment:  $500,008.92
                                                             ------------

                              Number of Shares Subscribed:  51,859
                                                            -------------

                              State of Residence/Domicile:  CT
                                                            -------------

                              TIN/SSN:  06-1399855
                                        ---------------------------------

     Status as an "Accredited Investor". The Investor is an "accredited investor" as defined in the regulations of the U.S. Securities and Exchange Commission by virtue of meeting the criteria which have been checked below (check all that apply):

     ____    (i)      A natural person whose individual net worth (assets less
liabilities), or joint net worth with his or her spouse, exceeds $1,000,000.

     ____    (ii)     A natural person whose individual income was in excess of
$200,000, or whose joint income with his or her spouse was in excess of $300,000, each of the two most recent years, and who has a reasonable expectation of reaching the same income level for the current year.

        X    (iii)    A bank, insurance company, registered investment company,
      ----
business development company, small business investment company or employee benefit plan.

     ____     (iv)    A savings and loan association, credit union, or similar
financial institution, or a registered broker or dealer.

     ____     (v)     A private business development company.

     ____     (vi)    An organization described in Section 501(c)(3) of the
Internal Revenue Code with assets in excess of $5,000,000.

     ____     (vii)   A corporation, Massachusetts or similar business trust, or partnership with assets in excess of $5,000,000.

     ____     (viii)  A trust with assets in excess of $5,000,000.

     ____     (ix)    A director or an executive officer of the Company.

     ____     (x)     An entity in which all of the equity owners are accredited investors.

     ____     (xi)    A self-directed IRA, Keogh, or similar plan of which the
individual directing the investments qualifies as an "accredited investor" under one or more of items (i)-(x) above. Also check the item(s) (i)-(x) above that applies.

                            INVESTOR EXECUTION PAGE

                              INVESTOR SIGNATURE



                              /s/ Thomas M. Kyle
                              -------------------------------------------
                              Investor (Signature)



                              Augusta Partners, L.P.
                              -------------------------------------------
                              Print Name




                              -------------------------------------------
                              Print Name (If more than one investor)

                              Ardsley Advisory Partners
                              -------------------------------------------
                              262 Harbor Drive
                              -------------------------------------------
                              Stamford, CT  06902
                              -------------------------------------------
                              Address

                              Dollar Amount of Investment:  $600,002.99
                                                             ------------

                              Number of Shares Subscribed:  62,230
                                                            -------------

                              State of Residence/Domicile:  NY
                                                            -------------

                              TIN/SSN:  51-0375786
                                        ---------------------------------

     Status as an "Accredited Investor". The Investor is an "accredited investor" as defined in the regulations of the U.S. Securities and Exchange Commission by virtue of meeting the criteria which have been checked below (check all that apply):

     ____    (i)    A natural person whose individual net worth (assets less
liabilities), or joint net worth with his or her spouse, exceeds $1,000,000.

     ____    (ii)   A natural person whose individual income was in excess of
$200,000, or whose joint income with his or her spouse was in excess of $300,000, each of the two most recent years, and who has a reasonable expectation of reaching the same income level for the current year.

        X    (iii)  A bank, insurance company, registered investment company,
     -----
business development company, small business investment company or employee benefit plan.

     ____    (iv)   A savings and loan association, credit union, or similar
financial institution, or a registered broker or dealer.

     ____   (v)    A private business development company.

     ____   (vi)   An organization described in Section 501(c)(3) of the
Internal Revenue Code with assets in excess of $5,000,000.

     ____   (vii)  A corporation, Massachusetts or similar business trust, or partnership with assets in excess of $5,000,000.

     ____   (viii) A trust with assets in excess of $5,000,000.

     ____   (ix)   A director or an executive officer of the Company.

     ____   (x)    An entity in which all of the equity owners are accredited investors.

     ____   (xi)   A self-directed IRA, Keogh, or similar plan of which the
individual directing the investments qualifies as an "accredited investor" under one or more of items (i)-(x) above. Also check the item(s) (i)-(x) above that applies.

                            INVESTOR EXECUTION PAGE

                                     INVESTOR SIGNATURE



                                     /s/ Donald M. Constable
                                     -----------------------
                                     Investor (Signature)



                                     Constable Capital, L.L.C.
                                     -------------------------
                                     Print Name



                                     Donald M. Constable, President
                                     -------------------------------------
                                     Print Name (If more than one investor)

                                     19455 Cedarhurst
                                     -------------------------------------
                                     Deephaven, MN  55391
                                     -------------------------------------
                                     Address

                                     Dollar Amount of Investment:  $1,000,008.20
                                                                    ------------

                                     Number of Shares Subscribed:  103,717
                                                                   -------

                                     State of Residence/Domicile:  MN
                                                                   --

                                     TIN/SSN:  41-1987121
                                               ----------

     Status as an "Accredited Investor". The Investor is an "accredited investor" as defined in the regulations of the U.S. Securities and Exchange Commission by virtue of meeting the criteria which have been checked below (check all that apply):

     ____   (i)    A natural person whose individual net worth (assets less
liabilities), or joint net worth with his or her spouse, exceeds $1,000,000.

     ____   (ii)   A natural person whose individual income was in excess of
$200,000, or whose joint income with his or her spouse was in excess of $300,000, each of the two most recent years, and who has a reasonable expectation of reaching the same income level for the current year.

     ____   (iii)  A bank, insurance company, registered investment company, business development company, small business investment company or employee benefit plan.

     ____   (iv)   A savings and loan association, credit union, or similar
financial institution, or a registered broker or dealer.

     ____   (v)    A private business development company.

     ____   (vi)   An organization described in Section 501(c)(3) of the
Internal Revenue Code with assets in excess of $5,000,000.

       X    (vii)  A corporation, Massachusetts or similar business trust, or
     ----
partnership with assets in excess of $5,000,000.

     ____   (viii) A trust with assets in excess of $5,000,000.

     ____   (ix)   A director or an executive officer of the Company.

       X    (x)    An entity in which all of the equity owners are accredited
     ----
investors.

     ____   (xi)   A self-directed IRA, Keogh, or similar plan of which the
individual directing the investments qualifies as an "accredited investor" under one or more of items (i)-(x) above. Also check the item(s) (i)-(x) above that applies.

                            INVESTOR EXECUTION PAGE

                                     INVESTOR SIGNATURE



                                     /s/ Ronald L. Spaulding
                                     -----------------------
                                     Investor (Signature)
                                     SAFECO Common Stock Trust
                                     Growth Opportunities Fund
                                     Ronald L. Spaulding
                                     -------------------
                                     Print Name


                                     -------------------------------------
                                     Print Name (If more than one investor)

                                     601 Union Street, Suite 2500
                                     ----------------------------
                                     Seattle, WA  98101
                                     ------------------
                                     Address

                                     Dollar Amount of Investment:  $9,999,997.56
                                                                    ------------

                                     Number of Shares Subscribed:  1,037,172
                                                                   ---------

                                     State of Residence/Domicile:  DE
                                                                   --

                                     TIN/SSN:  91-0824820
                                               ----------

     Status as an "Accredited Investor". The Investor is an "accredited investor" as defined in the regulations of the U.S. Securities and Exchange Commission by virtue of meeting the criteria which have been checked below (check all that apply):

     ____   (i)    A natural person whose individual net worth (assets less
liabilities), or joint net worth with his or her spouse, exceeds $1,000,000.

     ____   (ii)   A natural person whose individual income was in excess of
$200,000, or whose joint income with his or her spouse was in excess of $300,000, each of the two most recent years, and who has a reasonable expectation of reaching the same income level for the current year.

       X    (iii)  A bank, insurance company, registered investment company,
     ----
business development company, small business investment company or employee benefit plan.

     ____   (iv)   A savings and loan association, credit union, or similar
financial institution, or a registered broker or dealer.

     ____   (v)    A private business development company.

     ____   (vi)   An organization described in Section 501(c)(3) of the
Internal Revenue Code with assets in excess of $5,000,000.

     ____   (vii)  A corporation, Massachusetts or similar business trust, or partnership with assets in excess of $5,000,000.

     ____   (viii) A trust with assets in excess of $5,000,000.

     ____   (ix)   A director or an executive officer of the Company.

     ____   (x)    An entity in which all of the equity owners
are accredited investors.

     ____   (xi)   A self-directed IRA, Keogh, or similar plan of which the
individual directing the investments qualifies as an "accredited investor" under one or more of items (i)-(x) above. Also check the item(s) (i)-(x) above that applies.

                            INVESTOR EXECUTION PAGE

                                     INVESTOR SIGNATURE



                                     /s/ Thomas M. Kyle
                                     ------------------
                                     Investor (Signature)



                                     HH Managed Account I, LTD.
                                     --------------------------
                                     Print Name



                                     -------------------------------------
                                     Print Name (If more than one investor)


                                     Ardsley Advisory Partners
                                     -------------------------
                                     262 Harbor Drive
                                     ----------------
                                     Stamford, CT  06902
                                     -------------------
                                     Address

                                     Dollar Amount of Investment:  $600,002.99
                                                                    ----------

                                     Number of Shares Subscribed:  62,230
                                                                   ------

                                     State of Residence/Domicile:  BVI
                                                                   ---

                                     TIN/SSN:  N/A
                                               ---

     Status as an "Accredited Investor". The Investor is an "accredited investor" as defined in the regulations of the U.S. Securities and Exchange Commission by virtue of meeting the criteria which have been checked below (check all that apply):

     ____   (i)    A natural person whose individual net worth (assets less
liabilities), or joint net worth with his or her spouse, exceeds $1,000,000.

     ____   (ii)   A natural person whose individual income
was in excess of $200,000, or whose joint income with his or her spouse was in excess of $300,000, each of the two most recent years, and who has a reasonable expectation of reaching the same income level for the current year.

       X    (iii)  A bank, insurance company, registered investment company,
     ----
business development company, small business investment company or employee benefit plan.

     ____   (iv)   A savings and loan association, credit union, or similar
financial institution, or a registered broker or dealer.

     ____   (v)    A private business development company.

     ____   (vi)   An organization described in Section 501(c)(3) of the
Internal Revenue Code with assets in excess of $5,000,000.

     ____   (vii)  A corporation, Massachusetts or similar business trust, or partnership with assets in excess of $5,000,000.

     ____   (viii) A trust with assets in excess of $5,000,000.

     ____   (ix)   A director or an executive officer of the Company.

     ____   (x)    An entity in which all of the equity owners are accredited investors.

     ____   (xi)   A self-directed IRA, Keogh, or similar plan of which the
individual directing the investments qualifies as an "accredited investor" under one or more of items (i)-(x) above. Also check the item(s) (i)-(x) above that applies.

                            INVESTOR EXECUTION PAGE

                                     INVESTOR SIGNATURE



                                     /s/ Paul J. Solit
                                     -----------------
                                     Investor (Signature)



                                     Potomac Capital Partners, LP
                                     ----------------------------
                                     Print Name


                                     _____________________________________
                                     Print Name (If more than one investor)

                                     153 East 53rd Street, 26th Floor
                                     --------------------------------
                                     New York, NY  10022
                                     -------------------
                                     Address

                                     Dollar Amount of Investment:  $1,000,000
                                                                    ---------

                                     Number of Shares Subscribed: -----------

                                     State of Residence/Domicile:  Delaware
                                                                   --------

                                     TIN/SSN:  13-398-4299
                                               -----------

     Status as an "Accredited Investor". The Investor is an "accredited investor" as defined in the regulations of the U.S. Securities and Exchange Commission by virtue of meeting the criteria which have been checked below (check all that apply):

     ____    (i)    A natural person whose individual net worth (assets less
liabilities), or joint net worth with his or her spouse, exceeds $1,000,000.

     ____    (ii)   A natural person whose individual income was in excess of
$200,000, or whose joint income with his or her spouse was in excess of $300,000, each of the two most recent years, and who has a reasonable expectation of reaching the same income level for the current year.

     ____    (iii)  A bank, insurance company, registered investment company, business development company, small business investment company or employee benefit plan.

     ____    (iv)   A savings and loan association, credit union, or similar
financial institution, or a registered broker or dealer.

     ____    (v)    A private business development company.

     ____    (vi)   An organization described in Section 501(c)(3) of the
Internal Revenue Code with assets in excess of $5,000,000.

       X     (vii)  A corporation, Massachusetts or similar business trust, or
     ----
partnership with assets in excess of $5,000,000.

     ____    (viii) A trust with assets in excess of $5,000,000.

     ____    (ix)   A director or an executive officer of the Company.

     ____    (x)    An entity in which all of the equity owners are accredited investors.

     ____    (xi)   A self-directed IRA, Keogh, or similar plan of which the
individual directing the investments qualifies as an "accredited investor" under one or more of items (i)-(x) above. Also check the item(s) (i)-(x) above that applies.

                            INVESTOR EXECUTION PAGE

                                     INVESTOR SIGNATURE



                                     /s/ John Wallace
                                     ----------------
                                     Investor (Signature)



                                     RS Paisley Pacific Master Fund Unit Trust
                                     -----------------------------------------
                                     Print Name


                                     -------------------------------------
                                     Print Name (If more than one investor)

                                     RS Investments
                                     --------------
                                     388 Market Street, Suite 1700
                                     -----------------------------
                                     San Francisco, CA  94111
                                     ------------------------
                                     Address

                                     Dollar Amount of Investment:  $650,004.84
                                                                    ----------

                                     Number of Shares Subscribed:  67,416
                                                                   ------


                                     State of Residence/Domicile:  CA
                                                                   --
                                     TIN/SSN:  N/A Offshore Fund
                                               -----------------

     Status as an "Accredited Investor". The Investor is an "accredited investor" as defined in the regulations of the U.S. Securities and Exchange Commission by virtue of meeting the criteria which have been checked below (check all that apply):

     ____    (i)   A natural person whose individual net worth (assets less
liabilities), or joint net worth with his or her spouse, exceeds $1,000,000.

     ____   (ii)   A natural person whose individual income was in excess of
$200,000, or whose joint income with his or her spouse was in excess of $300,000, each of the two most recent years, and who has a reasonable expectation of reaching the same income level for the current year.


     ____   (iii)  A bank, insurance company, registered investment company, business development company, small business investment company or employee benefit plan.

     ____   (iv)   A savings and loan association, credit union, or similar
financial institution, or a registered broker or dealer.

     ____  (v)    A private business development company.

     ____  (vi)   An organization described in Section 501(c)(3) of the Internal
Revenue Code with assets in excess of $5,000,000.

     ____ (vii) A corporation, Massachusetts or similar business trust, or partnership with assets in excess of $5,000,000.

     ____  (viii) A trust with assets in excess of $5,000,000.

     ____  (ix)   A director or an executive officer of the Company.

       X   (x)    An entity in which all of the equity owners are accredited
     ----
investors.

     ____  (xi)   A self-directed IRA, Keogh, or similar plan of which the
individual directing the investments qualifies as an "accredited investor" under one or more of items (i)-(x) above. Also check the item(s) (i)-(x) above that applies.

                            INVESTOR EXECUTION PAGE

                                     INVESTOR SIGNATURE



                                     /s/ Ronald L. Spaulding
                                     -------------------------------------------
                                     Investor (Signature)
                                     SAFECO Resource Series Trust
                                     Growth Opportunities Portfolio
                                     Ronald L. Spaulding
                                     -------------------------------------------
                                     Print Name


                                     ___________________________________________
                                     Print Name (If more than one investor)

                                     601 Union Street, Suite 2500
                                     -------------------------------------------
                                     Seattle, WA  98101
                                     -------------------------------------------
                                     Address

                                     Dollar Amount of Investment:  $4.999,998.78
                                                                    ------------

                                     Number of Shares Subscribed:  518,586
                                                                   -------------

                                     State of Residence/Domicile:  DE
                                                                   -------------

                                     TIN/SSN:  91-1569615
                                               ---------------------------------

     Status as an "Accredited Investor". The Investor is an "accredited investor" as defined in the regulations of the U.S. Securities and Exchange Commission by virtue of meeting the criteria which have been checked below (check all that apply):

     ____  (i)    A natural person whose individual net worth (assets less
liabilities), or joint net worth with his or her spouse, exceeds $1,000,000.

     ____  (ii)   A natural person whose individual income was in excess of
$200,000, or whose joint income with his or her spouse was in excess of $300,000, each of the two most recent years, and who has a reasonable expectation of reaching the same income level for the current year.

       X   (iii)  A bank, insurance company, registered investment company,
     ----
business development company, small business investment company or employee benefit plan.

     ____  (iv)   A savings and loan association, credit union, or similar
financial institution, or a registered broker or dealer.

     ____  (v)    A private business development company.

     ____  (vi)   An organization described in Section 501(c)(3) of the Internal
Revenue Code with assets in excess of $5,000,000.

     ____ (vii) A corporation, Massachusetts or similar business trust, or partnership with assets in excess of $5,000,000.

     ____  (viii) A trust with assets in excess of $5,000,000.

     ____  (ix)   A director or an executive officer of the Company.

     ____  (x)    An entity in which all of the equity owners are accredited investors.

     ____  (xi)   A self-directed IRA, Keogh, or similar plan of which the
individual directing the investments qualifies as an "accredited investor" under one or more of items (i)-(x) above. Also check the item(s) (i)-(x) above that applies.

                            INVESTOR EXECUTION PAGE

                                     INVESTOR SIGNATURE



                                     /s/ John Wallace
                                     -------------------------------------------
                                     Investor (Signature)



                                     The Paisley Fund, L.P.
                                     -------------------------------------------
                                     Print Name



                                     ___________________________________________
                                     Print Name (If more than one investor)

                                     RS Investments
                                     -------------------------------------------
                                     388 Market Street, Suite 1700
                                     -------------------------------------------
                                     San Francisco, CA  94111
                                     -------------------------------------------
                                     Address

                                     Dollar Amount of Investment:  $350,003.35
                                                                    ------------

                                     Number of Shares Subscribed:  36,301
                                                                   -------------

                                     State of Residence/Domicile:  CA
                                                                   -------------

                                     TIN/SSN:  94-3324756
                                               ---------------------------------

     Status as an "Accredited Investor". The Investor is an "accredited investor" as defined in the regulations of the U.S. Securities and Exchange Commission by virtue of meeting the criteria which have been checked below (check all that apply):

     ____  (i)    A natural person whose individual net worth (assets less
liabilities), or joint net worth with his or her spouse, exceeds $1,000,000.

     ____  (ii)   A natural person whose individual income was in excess of
$200,000, or whose joint income with his or her spouse was in excess of $300,000, each of the two most recent years, and who has a reasonable expectation of reaching the same income level for the current year.

     ____ (iii) A bank, insurance company, registered investment company, business development company, small business investment company or employee benefit plan.

     ____  (iv)   A savings and loan association, credit union, or similar
financial institution, or a registered broker or dealer.

     ____  (v)    A private business development company.

     ____  (vi)   An organization described in Section 501(c)(3) of the Internal
Revenue Code with assets in excess of $5,000,000.

     ____ (vii) A corporation, Massachusetts or similar business trust, or partnership with assets in excess of $5,000,000.

     ____  (viii) A trust with assets in excess of $5,000,000.

     ____  (ix)   A director or an executive officer of the Company.

       X   (x)    An entity in which all of the equity owners are accredited
     ----
investors.

     ____  (xi)   A self-directed IRA, Keogh, or similar plan of which the
individual directing the investments qualifies as an "accredited investor" under one or more of items (i)-(x) above. Also check the item(s) (i)-(x) above that applies.

                            INVESTOR EXECUTION PAGE

                                   INVESTOR SIGNATURE



                                   /s/ Jeff Sowada, Manager
                                   ---------------------------------------------
                                   Investor (Signature)


                                   Woodville LLC
                                   Jeff Sowada, Manager
                                   ---------------------------------------------
                                   Print Name



                                   _____________________________________________
                                   Print Name (If more than one investor)

                                   34 Peninsula Road
                                   ---------------------------------------------
                                   Dellwood, MN  55110
                                   ---------------------------------------------
                                   Address

                                   Dollar Amount of Investment:  $1,400,013.41
                                                                  --------------

                                   Number of Shares Subscribed:  145,204
                                                                 ---------------

                                   State of Residence/Domicile:  MN
                                                                 ---------------

                                   TIN/SSN:  41-1908747
                                             -----------------------------------

     Status as an "Accredited Investor". The Investor is an "accredited investor" as defined in the regulations of the U.S. Securities and Exchange Commission by virtue of meeting the criteria which have been checked below (check all that apply):

     ____  (i)    A natural person whose individual net worth (assets less
liabilities), or joint net worth with his or her spouse, exceeds $1,000,000.

     ____  (ii)   A natural person whose individual income was in excess of
$200,000, or whose joint income with his or her spouse was in excess of $300,000, each of the two most recent years, and who has a reasonable expectation of reaching the same income level for the current year.

     ____ (iii) A bank, insurance company, registered investment company, business development company, small business investment company or employee benefit plan.

     ____  (iv)   A savings and loan association, credit union, or similar
financial institution, or a registered broker or dealer.

     ____  (v)    A private business development company.

     ____  (vi)   An organization described in Section 501(c)(3) of the
Internal Revenue Code with assets in excess of $5,000,000.

     ____ (vii) A corporation, Massachusetts or similar business trust, or partnership with assets in excess of $5,000,000.

     ____  (viii) A trust with assets in excess of $5,000,000.

     ____  (ix)   A director or an executive officer of the Company.

       X   (x)    An entity in which all of the equity owners are accredited
     ----
investors.

     ____  (xi)   A self-directed IRA, Keogh, or similar plan of which the
individual directing the investments qualifies as an "accredited investor" under one or more of items (i)-(x) above. Also check the item(s) (i)-(x) above that applies.

Exhibits
--------

Exhibit A      List of Investors
Exhibit B      Form of Warrant
Exhibit C      Form of Registration Rights Agreement
Exhibit D      Form of Opinion of Company Counsel

Disclosure Schedules
--------------------

2.3            Capitalization
2.21           Compensation Payable in Connection with Sale of Shares

                                   EXHIBIT A

                               LIST OF INVESTORS

                                                                                  State of
Investor Name and Address      Closing ($)         Shares (#)      Warrants (#)   Domicile
Ardsley Offshore Fund          $   800,010.42         82,974            27,658    Connecticut
Limited
Ardsley Partners Fund I        $   500,008.92         51,859            17,286    Connecticut
LP
Ardsley Partners Fund II       $ 1,000,008.20        103,717            34,572    Connecticut
LP
Ardsley Partners               $   500,008.92         51,859            17,286    Connecticut
Institutional Fund LP
Augusta Partners LP            $   600,002.99         62,230            20,743    Connecticut
Constable Capital              $ 1,000,008.20        103,717            34,572     Minnesota
Coralbasin & Co.               $10,000,101.27      1,037,172           345,724     Washington
HH Managed Account I           $   600,002.99         62,230            20,743    Connecticut
Limited
Potomac Capital                $ 1,000,008.20        103,717            34,572      New York
Partners, L.P.
RS Paisley Pacific             $   650,004.85         67,416            22,472     California
Master Fund Unit Trust
Coralrock & Co.                $ 5,000,050.64        518,586           172,862     Washington
The Paisley Fund, L.P.         $   350,003.35         36,301            12,100     California
Woodville L.L.C.               $ 1,400,013.41        145,204            48,401     Minnesota

Total                          $23,400,232.36      2,426,982           808,991

                                   Exhibit A

                                   EXHIBIT B


                                FORM OF WARRANT

THIS WARRANT AND ANY SECURITIES ACQUIRED UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER SUCH ACT OR APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN APPLICABLE EXEMPTION TO THE REGISTRATION REQUIREMENTS OF SUCH ACT AND SUCH LAWS.

                            RMH TELESERVICES, INC.


                         COMMON STOCK PURCHASE WARRANT

 . Warrants
 . Common Shares                                                          DW - __
--------------
                                                              September 28, 2001

     This certifies that [Insert Name of Investor], or its assigns (the "Holder"), is the owner of . Common Stock Purchase Warrants (the "Warrants"), each of which represents the right to purchase from RMH Teleservices, Inc., a Pennsylvania corporation (the "Company"), subject to the terms set forth below, in whole or in part, at any time until September 28, 2006 at 5:00 p.m., Minneapolis, Minnesota time (the "Expiration Date"), one (1) duly authorized, validly issued, fully paid and non-assessable share of Common Stock of the Company, as constituted on the date hereof (the "Common Stock"), at a purchase price of twelve dollars ($12.00) per share of Common Stock (subject to adjustment as provided herein, the "Exercise Price").

     1.   Exercise of Warrant.

     1.1 Exercise. This Common Stock Purchase Warrant (this "Warrant") may be exercised by the Holder, in whole or in part (but in minimum quantities of 10,000 shares), at any time on and after the date hereof and prior to the Expiration Date (the "Warrant Exercise), by surrendering the Warrant with the form of exercise (the "Warrant Exercise Form") attached hereto duly executed by the Holder, to the Company at its principal office, accompanied by payment, unless the Holder is exercising under Section 5 herein, in cash or by cashier's check payable to the order of the Company, of the Exercise Price payable in respect of the Common Stock being purchased. If less than all of the Common Stock purchasable hereunder is purchased, the Company will, upon the Warrant Exercise,

                                   Exhibit B
execute and deliver to the Holder a new warrant (dated as of the date hereof) evidencing the number of shares of Common Stock not so purchased.

     1.2 Delivery of Certificates. As soon as practicable after the Warrant Exercise and payment of the Exercise Price, and in any event within five (5) business days, the Company, at its sole cost and expense (including the payment by it of any applicable issuance taxes) will cause to be issued in the name of and delivered to the Holder, or as the Holder may direct, a certificate or certificates representing the shares of Common Stock purchased pursuant to the Warrant Exercise. The Company may require that such certificate or certificates contain on the face thereof a legend substantially as follows:

            The transfer of the shares represented by this certificate is restricted pursuant to the terms of a Common Stock Purchase Warrant dated September 28th, 2001, issued by RMH Teleservices, Inc., a copy of which is available for inspection at the principal office of RMH Teleservices, Inc. Transfer may not be made except in accordance with the terms of the Common Stock Purchase Warrant. In addition, no sale, offer to sell or transfer of the shares represented by this certificate shall be made unless a registration statement under the Securities Act of 1933, as amended (the "1933 Act"), with respect to such shares is then in effect or an exemption from the registration requirements of the 1933 Act is then in fact applicable to such shares.

     1.3 When exercise effective. Each exercise of this Warrant shall be deemed to have been effected immediately prior to the close of business on the Business Day on which this Warrant shall have been surrendered to the Company as provided in Section 1.1. At such time, the person or persons in whose name or names any certificate or certificates for shares of Common Stock shall be issuable upon such exercise as provided in Section 1.3 shall be deemed to have become the stockholder(s) of record thereof.

     1.4 Representations of Holder. The Holder represents, warrants and acknowledges to the Company that:

     1.4.1 it is an accredited investor within the meaning of Regulation D promulgated under the Securities Act;

     1.4.2 it has been furnished with and has carefully read all documents that the Holder has deemed necessary in connection with its investment in the Warrant and is aware of the merits and risks of an investment in the Warrant to be purchased by it and,

                                       2
                                   Exhibit B
due to its knowledge and experience in financial and business matters, is capable of evaluating the merits and risks of such investment;

     1.4.3 it has been given the opportunity to ask questions of, and receive answers from, the Company (including its authorized representatives) concerning the terms and conditions of the Warrant to be purchased by it and other matters pertaining to an investment in the Warrant, in order for the Warrant holder to evaluate the merits and risks of an investment in the Warrant to be purchased by it to the extent the Company possesses such information or can acquire it without unreasonable effort or expense;

     1.4.4 it is aware this Warrant has not been registered under the Securities Act, or any state securities or blue sky laws and, therefore, the Warrant cannot be resold unless it is registered under such laws or unless an exemption from registration thereunder is available;

     1.4.5 it is purchasing the Warrant for its own account for investment, and not with a view to, or for resale in connection with the distribution thereof, and has no present intention of distributing or reselling the Warrant; and

     1.4.6 in making the foregoing representations, it is aware that it must bear, and is able to bear, the economic risk of such investment for an indefinite period of time.

     1.5    Representations of the Company.

     The Company represents, warrants and acknowledges to the Holder that:

     1.5.1 it is a corporation duly formed and validly existing in the Commonwealth of Pennsylvania;

     1.5.2 the Company will at all times reserve and keep available, solely for issuance and delivery upon the exercise of the Warrants, the number of shares of Common Stock (or Other Securities) from time to time issuable upon the exercise of all Warrants at the time outstanding. All such securities shall be duly authorized and, when issued upon such exercise, shall be validly issued and, in the case of shares, fully paid and nonassessable with no liability on the part of the holders thereof.

     1.5.3 this Warrant has been duly authorized and approved by all requisite action of the Company, and constitutes a valid and binding agreement of the Company; and

when issued in accordance with the terms of this Warrant, the shares of Common Stock covered by this Warrant will be duly authorized and validly issued, fully paid and nonassessable.

                                       3
                                   Exhibit B

     2. Negotiability and Transfer. This Warrant is issued upon the following terms, to which the Holder consents and agrees:

     2.1 Absolute Owner. Until this Warrant is duly transferred on the books of the Company, the Company may treat the registered Holder as absolute owner hereof for all purposes without being affected by any notice to the contrary.

     2.2 Successive Holder. Each successive holder of this Warrant, or of any portion of the rights represented thereby, shall be bound by the terms and conditions set forth herein.

     3. Adjustments. The Exercise Price and the number of shares of Common Stock issuable upon exercise of each Warrant shall be subject to adjustment from time to time as follows:

     3.1 Divisions; Consolidations, Reclassifications. In case the Company shall, on or before the Expiration Date, (i) issue any shares of Common Stock in payment of a dividend or other distribution with respect to its Common Stock or other shares of capital stock, (ii) subdivide its issued and outstanding shares of Common Stock, (iii) consolidate its issued and outstanding shares of Common Stock into a smaller number of shares, or (iv) reclassify or convert the shares of Common Stock (other than a reclassification in connection with a merger, consolidation or other business combination governed by Section 3.9), then the number of shares of Common Stock purchasable upon exercise of each Warrant immediately prior to the record date for such issue or distribution or the effective date of such subdivision, consolidation, reclassification or conversion shall be adjusted so that the Holder of each Warrant shall thereafter be entitled to receive the kind and number of shares of Common Stock which such Holder would have been entitled to receive after the happening of any of the events described above had such Warrant been exercised immediately prior to the happening of such event or any record date with respect thereto. An adjustment made pursuant to this Section 3.1 shall become effective immediately after the effective date of such event retroactive to the record date, if any, for such event.

     3.2 Rights; Options; Warrants. In case the Company shall issue rights, options, warrants or convertible or exchangeable securities (other than an issuance of convertible or exchangeable securities subject to Section 3.1) to all holders of its Common Stock, entitling them to subscribe for or purchase shares of Common Stock at a price per share which is lower (at the record date for such issuance) than the then Fair Market Value (as defined in Section 5.3 hereof) per share of Common Stock, then the Company shall ensure that at the time of such issuance, the same or a like offer or invitation is made to the Holder as if its Warrants had been exercised on the day immediately preceding the record date of such offer or invitation on the terms (subject to any adjustment pursuant to Section 3.1 for a prior event) on which such Warrants could

                                       4
                                   Exhibit B
have been exercised on such date; provided that if the board of directors of the Company (the "Board") so resolves, the Company shall not be required to ensure that the same offer or invitation is made to the Holder, but the number of shares of Common Stock thereafter purchasable upon the exercise of each Warrant shall instead be adjusted and shall be determined by multiplying the number of shares of Common Stock theretofore purchasable upon exercise of each Warrant by a fraction, the numerator of which shall be the sum of (i) the number of shares of Common Stock outstanding immediately prior to the issuance of such rights, options, warrants or convertible or exchangeable securities plus (ii) the number of additional shares of Common Stock which may be purchased or subscribed for upon exercise, exchange or conversion of such rights, options, warrants or convertible or exchangeable securities and the denominator of which shall be the sum of (x) the number of shares of Common Stock outstanding immediately prior to the issuance of such rights, options, warrants or convertible or exchangeable securities plus (y) the number of shares which the total consideration received by the Company for such rights, options, warrants or convertible or exchangeable securities so offered would purchase at the then Fair Market Value per share of Common Stock.

     In the event that the Company decreases the purchase price per share of any outstanding rights, options, warrants or convertible or exchangeable securities (other than under or as a result of provisions designed to protect against dilution of the type set forth in this Article 3), then the number of shares of Common Stock thereafter issuable upon exercise of each Warrant shall be determined by multiplying the number of shares of Common Stock theretofore issuable upon exercise of each Warrant by a fraction, the numerator of which shall be the number of outstanding shares of Common Stock plus the number of shares of Common Stock which may thereafter be purchased or subscribed for upon exercise, exchange or conversion of such rights, options, warrants or convertible or exchangeable securities and the denominator of which shall be (x) the number of outstanding shares of Common Stock plus (y) the number of shares of Common Stock which the aggregate decreased purchase price would have purchased at the then Fair Market Value per share of Common Stock.

     In the event that the Company increases the number of shares of Common Stock which may be purchased or subscribed for upon exercise, exchange or conversion of any outstanding rights, options, warrants or convertible or exchangeable securities (other than under or as a result of provisions designed to protect against dilution of the type set forth in this Section 3), then the number of shares of Common Stock thereafter issuable upon exercise of each Warrant shall be determined by multiplying the number of shares of Common Stock theretofore issuable upon exercise of each Warrant by a fraction, the numerator of which shall be the number of outstanding shares of Common Stock plus the number of shares of Common Stock which may thereafter be purchase or subscribed for upon exercise, exchange or conversion of such rights, option, warrants or convertible or exchangeable securities and the denominator of which shall be (x) the number of outstanding shares of Common Stock plus (y) the number of shares of Common Stock

                                       5
                                   Exhibit B
which theretofore could have been purchase or subscribed for upon exercise, exchange or conversion of such rights, options, warrants or convertible or exchangeable securities.

     Except as otherwise provided above or in Section 3.11, such adjustment shall be made whenever such rights, options, warrants or convertible or exchangeable securities are issued, or the date of any such decrease in purchase price or such increase in underlying Common Stock, and shall become effective retroactively immediately after the record date for the determination of stockholders entitled to receive such rights, options, warrants or convertible or exchangeable securities or to such decrease or increase.

     3.3 Issuances of Common Stock at Lower Values. In case the Company shall sell and issue any shares of Common Stock or Right (as defined below) (excluding
(i) any Right issued in any of the transactions described in Section 3.1 or 3.2 above, (ii) shares of Common Stock issued pursuant to the Warrants or any Right issued in any transaction described in Section 3.1 or 3.2 above, (iii) shares of Common Stock issued pursuant to options outstanding as of the date hereof, and
(iv) shares of Common Stock or Rights issued as consideration when any corporation or business is acquired, merged into or becomes part of the Company or a subsidiary of the Company in an arm's-length transaction between the Company and a Person (as defined below) (other than an Affiliate of the Company, as defined below) at a price per share of Common Stock (determined in the case of any such Right, by dividing (x) the total consideration receivable by the Company in consideration of the sale and issuance of such Right, plus the total consideration payable to the Company upon exercise, conversion or exchange thereof, by (y) the total number of shares of Common Stock covered by such Right) that is lower than the Fair Market Value per share of Common Stock as determined immediately prior to the date of such sale or issuance (or, in the case of a Securities Offering (as defined below) of shares of Common Stock or Rights, the date not more than five business days prior to the date of such sale or issuance on which the Company fixes the price therefor) then the number of shares of Common Stock thereafter purchasable upon the exercise of each Warrant shall be determined by multiplying the number of shares of Common Stock theretofore purchasable upon exercise of such Warrant by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately after such sale or issuance and the denominator of which shall be the number of shares of Common Stock outstanding immediately prior to such sale or issuance plus the number of shares of Common Stock which the aggregate consideration received (determined as provided below) for such sale or issuance would purchase at such Fair Market Value per share of Common Stock. For purposes of this Section 3.3, the shares of Common Stock which the holder of any such Right shall be entitled to subscribe for or purchase shall be deemed to be issued and outstanding as of the date of sale and issuance of such Right and the consideration received by the Company therefor shall be deemed to be the consideration received by the Company for such Right, plus the consideration or premiums stated in such Right to be paid for the Common Stock covered

                                       6
                                   Exhibit B
thereby. In case the Company shall sell and issue any Right together with one or more other securities as part of a unit at a price per unit, then in determining the "price per share of Common Stock" and the "consideration received by the Company" for purposes of the first sentence of this Section 3.3, the Board shall determine, in good faith, the fair value of the Right then being sold as part of such unit. For purposes of this paragraph, a "Right" means any right, option, warrant or convertible or exchangeable security containing the Right to subscribe for or acquire one or more shares of Common Stock, excluding the Warrants. For purposes of this Article 3, "Securities Offering" shall mean a bona fide public offering or private placement (to five or more investors) pursuant to Section 4(2) of the Securities Act, Regulation D thereunder or Regulation S thereunder, made through at least one investment bank of national standing.

     For purposes of this Section 3 a "Person" means an individual, general partnership, limited partnership, corporation trust or any other entity or organization, including a government or political subdivision or an agency or instrumentality thereof. An "Affiliate" means, as applied to any Person, any other Person directly or indirectly controlling, controlled by, or under direct or indirect common control with, such Person. For purposes of this definition, "control" (including, with correlative meanings, the terms "controlling," "controlled by" and "under common control with"), as applied to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise.

     3.4 Distribution of Debt, Assets, Subscription Rights or Convertible Securities. In case the Company shall make a distribution to holders of its Common Stock of (i) evidences of its indebtedness, or assets, or other dividends or distributions, or (ii) any options, warrants or other rights to subscribe for or purchase any of the foregoing (excluding (1) any issuance of Common Stock referred to in Section 3.1 above, (2) distributions in connection with the dissolution, liquidation or winding-up of the Company governed by Section 3.10 and (3) distributions of securities referred to in Section 3.1, Section 3.2 or
Section 3.3), then, in each case, the number of shares of Common Stock purchasable after the record date for the determination of stockholders entitled to receive such distribution (or the date provided for in Section 3.11, if applicable) upon the exercise of each Warrant, shall be determined by multiplying the number of shares of Common Stock purchasable upon the exercise of this Warrant immediately prior to such date by a fraction, the numerator of which shall be the Fair Market Value per share of Common Stock immediately prior to such date and the denominator of which shall be the Fair Market Value per share of Common Stock immediately prior to such date less (a) any cash so distributed per share of Common Stock plus (b) the then fair value (as determined in good faith by the Board and set forth in a Board resolution delivered to the Holder) of the evidences of its indebtedness, or non-cash assets or other non-cash dividends or distributions, options or subscription or purchase rights so distributed attributable to one share of Common Stock

                                       7
                                   Exhibit B

(notwithstanding the foregoing, if the fair value in the above formula equals or exceeds the Fair Market Value per share of Common Stock, then the Fair Market Value per share of Common Stock shall be equal to such fair value). Such adjustment shall be made whenever any such distribution is made, and shall become effective on the date of distribution retroactive to the record date for the determination of stockholders entitled to receive such distribution (or the date provided for in Section 3.11, if applicable).

     3.5 Expiration of Rights, Options and Conversion Privileges. Upon the expiration of any rights, options, warrants or conversion or exchange privileges (including, without limitation, any Rights) that have previously resulted in an adjustment hereunder, if any thereof shall not have been exercised, exchanged or converted, the Exercise Price and the number of shares of Common Stock issuable upon the exercise of each Warrant shall, upon such expiration, be readjusted and shall thereafter, upon any future exercise, be such as they would have been had they been originally adjusted (or had the original adjustment not been required, as the case may be) as if (i) the only Common Stock so issued were the shares of Common Stock, if any, actually issued or sold upon the exercise, exchange or conversion of such rights, options, warrants or conversion or exchange rights (including, without limitation, any Rights) and (ii) such shares of Common Stock, if any, were issued or sold for the consideration actually received by the Company upon such exercise, exchange or conversion plus the consideration, if any, actually received by the Company for issuance, sale or grant of all such rights, options, warrants or conversion or exchange rights (including, without limitation, any Rights) whether or not exercised; provided, however, that no such readjustment shall (except by reason of an intervening adjustment under Section 3.1) have the effect of decreasing the number of shares of Common Stock issuable upon the exercise of each Warrant by an amount in excess of the amount of the adjustment initially made in respect of the issuance, sale or grant of such rights, options, warrants or conversion exchange privileges.

     3.6 Consideration Received. For purposes of any computation respecting consideration received pursuant to this Section 3, the following shall apply:

     (i) in the case of the issuance of Common Stock for cash, the consideration shall be the amount of such cash, provided that in no case shall any deduction be made for any commissions, discounts or other expenses incurred by the Company for any underwriting of the issue or otherwise in connection therewith;

     (ii) in the case of the issuance of Common Stock for a consideration in whole or in part other than cash, the consideration other than cash shall be deemed to be the Fair Market Value thereof as determined in good faith by the Board (irrespective of the accounting treatment thereof), whose determination shall be conclusive and described in reasonable detail in a Board resolution which shall be provided promptly thereafter to the Holder; and

                                       8
                                   Exhibit B

     (iii) in the case of the issuance of rights, options, warrants or securities convertible into or exchangeable for shares of Common Stock (including, without limitation, any Rights), the aggregate consideration received therefor shall be deemed to be the consideration received by the Company for the issuance of such rights, options, warrants or securities convertible into or exchangeable for shares of Common Stock, plus the additional minimum consideration, if any, to be received by the Company upon the exercise, conversion or exchange thereof (the consideration in each case to be determined in the same manner as provided in clauses (i) and (ii) of this Section 3.6).

     3.7 De Minimis Adjustments. No adjustment in the number of shares of Common Stock purchasable hereunder shall be required unless such adjustment would require an increase or decrease of at least one percent (1%) in the number of shares of Common Stock purchasable upon the exercise of each Warrant; provided, however, that any adjustments which by reason of this Section 3.7 are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations shall be made to the nearest one-ten-billionth of a share.

     3.8 Adjustments of Exercise Price. Whenever the number of shares of Common Stock purchasable upon the exercise of each Warrant is adjusted, as herein provided, the Exercise Price per share of Common Stock payable upon exercise of such Warrant shall be adjusted (calculated to the nearest $0.01) so that it shall equal the price determined by multiplying such Exercise Price immediately prior to such adjustment by a fraction the numerator of which shall be the number of shares of Common Stock purchasable upon the exercise of each Warrant immediately prior to such adjustment and the denominator of which shall be the number of shares of Common Stock so purchasable immediately thereafter.

     If after an adjustment, a Holder of a Warrant upon exercise of it may receive shares of two or more classes in the capital of the Company, the Company shall determine the allocation of the adjusted Exercise Price between such classes of shares in a manner that the Board deems fair and equitable to the Holders. After such allocation, the exercise privilege and the Exercise Price of each class of shares shall thereafter be subject to adjustment on terms comparable to those applicable to shares of Common Stock in this Section 3.

     3.9    Consolidation, Merger, Etc.

     (i) Subject to the provisions of Subsection (ii) below of this Section 3.9, in case of the consolidation of the Company with, or merger of the Company with or into, or of the sale of all or substantially all of the properties and assets of the Company to, any Person, and in connection therewith consideration is payable to holders of Common Stock (or other securities or property purchasable upon exercise of Warrants) in exchange therefor, the Warrants shall remain subject to the terms and conditions set forth in this

                                       9
                                   Exhibit B

Agreement and each Warrant shall, after such consolidation, merger or sale, entitle the Holder to receive upon exercise the number of shares in the capital or other securities or property (including cash) of or from the Person resulting from such consolidation or surviving such merger or to which such sale shall be made or of the parent of such Person, as the case may be, that would have been distributable or payable on account of the Common Stock if such Holder's Warrants had been exercised immediately prior to such merger, consolidation or sale (or, if applicable, the record date therefor); and in any such case the provisions of this Agreement with respect to the rights and interests thereafter of the Holders of Warrants shall be appropriately adjusted by the Board in good faith so as to be applicable, as nearly as may reasonably be, to any shares, other securities or any property thereafter deliverable on the exercise of the Warrants.

     (ii) Notwithstanding the foregoing, (x) if the Company merges or consolidates with, or sells all or substantially all of its property and assets to, another Person (other than an Affiliate of the Company) and consideration is payable to holders of Common Stock in exchange for their shares of Common Stock in connection with such merger, consolidation or sale which consists solely of cash, or (y) in the event of the dissolution, liquidation or winding up of the Company, then the Holders of Warrants shall be entitled to receive distributions on the date of such event on an equal basis with holders of Common Stock (or other securities issuable upon exercise of the Warrants) as if the Warrants had been exercised immediately prior to such event, less the Exercise Price. Upon receipt of such payment, if any, the rights of the Holder shall terminate and cease and the Holder's Warrants shall expire. In case of any such merger, consolidation or sale of assets, the surviving or acquiring Person and, in the event of any dissolution, liquidation or winding up of the Company, the Company shall, after receipt of surrendered Warrant Certificates, make payment by delivering a check in such amount as is appropriate (or, in the case of consideration other than cash, such other consideration as is appropriate) to such Person or Persons as it may be directed in writing by the Holder.

     3.10  When No Adjustment Required.  No adjustments need be made for:

     (i) exercises of Rights granted to and held by directors of the Company or employees of the Company or any of its subsidiaries, and existing on the Closing Date;

     (ii) Rights granted to and held by directors of the Company or employees of the Company or its subsidiaries after the Closing Date or Common Stock issued or granted to such employees or directors after the Closing Date, whether or not upon the exercise, exchange or conversion of any such Rights, to the extent that all such shares of Common Stock do not have (and such Rights are not exercisable, exchangeable or convertible for shares of Common Stock having) an aggregate equity value in excess of 5.0% of the equity value of the Company (such percentage to be calculated on a fully-diluted basis after giving effect to all Common Stock and Rights outstanding on the

                                      10
                                   Exhibit B

Closing Date), as determined in good faith by the Board and set forth in a Board resolution delivered upon request to any Holder;

     (iii) rights to purchase Common Stock pursuant to a Company plan for reinvestment of dividends or interest; or

     (iv) a Securities Offering of any security trading on any national securities exchange or in the over the counter market, or of a security directly or indirectly convertible or exchangeable for any such security (the latter security being a "Reference Security"), where such security (or the Reference Security as applicable) is sold to investors at a price at least equal to the closing sale, bid or ask price (whichever is customary) of such security (or the Reference Security as applicable) on the date (not more than five business days prior to the consummation of such Securities Offering, or an average of such days not exceeding five) on which the Company fixes such price for such sale.

     (v) To the extent the Warrants become convertible into cash, no adjustment need be made thereafter as to the cash. Interest will not accrue on the cash.

     3.11 Detachable Rights, Options or Warrants. Rights, options or warrants distributed by the Company to all holders of Common Stock entitling the holders thereof to subscribe for or purchase shares of the Company's capital stock (either initially or under certain circumstances), which rights, options or warrants, until the occurrence of a specified event or events (a "Trigger Event"), (i) are deemed to be transferred with such shares of Common Stock, (ii) are not exercisable and (iii) are also issued in respect of future issuances of shares of Common Stock, shall be deemed not to have been distributed for purposes of Section 3.2 or Section 3.4 (and no adjustment under such Section will be required) until the date of occurrence of the earliest Trigger Event.
If such right, option or warrant is subject to subsequent events, upon the occurrence of which such right, option or warrant shall become exercisable to purchase different securities, evidences of indebtedness or other assets or entitle the holder to purchase a different number or amount of the foregoing or to purchase any of the foregoing at a different purchase price, then the occurrence of each such event shall be deemed to be the date of issuance and record date with respect to a new right, option or warrant (and a termination or expiration of the existing right, option or warrant without exercise by the holder thereof). In addition, in the event of any distribution (or deemed distribution) of rights or warrants, or any Trigger Event or other event (of the type described in the preceding sentence) with respect thereto, that resulted in an adjustment under Section 3.2 or Section 3.4, (1) in the case of any such rights, options or warrants which shall all have been redeemed or repurchased without exercise by any holders thereof, the Exercise Price and the number of shares of Common Stock issuable upon the exercise of each Warrant shall be readjusted upon such final redemption or repurchase to give effect to such distribution or Trigger Event, as the case may be, as though it were a cash distribution,

                                      11
                                   Exhibit B
equal to the per share redemption or repurchase price received by a holder of Common Stock with respect to such rights, options or warrants (assuming such holder had retained such rights, options or warrants), made to all holders of Common Stock as of the date of such redemption or repurchase, and (2) in the case of such rights, options or warrants all of which shall have expired or been terminated without exercise, the Exercise Price and the number of shares of Common Stock issuable upon the exercise of each Warrant shall be readjusted as if such rights, options or warrants had never been issued.

     3.12 Shareholder Rights Plans. Notwithstanding the foregoing, if the Company distributes "poison pill" rights pursuant to a "poison pill" shareholder rights plan (the "Stockholder Rights"), the Company shall, in lieu of making any adjustment pursuant to this Section 3, make proper provision so that if the Warrant Exercise is made after the record date for such distribution and prior to the expiration or redemption of the Stockholder Rights, the Holder shall be entitled to receive upon the Warrant Exercise, in addition to the shares of Common Stock issuable upon the Warrant Exercise, a number of Stockholder Rights to be determined as follows: (a) if the Warrant Exercise occurs on or prior to the date of distribution to the holders of Rights of separate certificates evidencing such Stockholder Rights (the "Distribution Date"), the same number of Stockholder Rights to which a holder of a number of shares of Common Stock equal to the number of shares of Common Stock issuable upon the Warrant Exercise at the time of the Warrant Exercise would be entitled in accordance with the terms and provisions of and applicable to the Stockholder Rights; and (b) if the Warrant Exercise occurs after the Distribution Date, the same number of Stockholder Rights to which a holder of the number of shares of Common Stock purchasable under this Warrant would be entitled if this Warrant was exercised immediately prior to the Distribution Date in accordance with the terms and provisions of and applicable to the Stockholder Rights, and in each case subject to the terms and conditions of the Stockholder Rights.

     3.13 Other Adjustments. In the event that at any time, as a result of an adjustment made pursuant to this Section 3, Holders shall be entitled to receive any securities of the Company other than Common Stock, thereafter the number of such other securities so receivable upon exercise of the Warrants and the Exercise Price applicable to such exercise shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Common Stock contained in this Article 3.

     3.14 Other Events. If any event occurs as to which the foregoing provisions of this Section 3 are not strictly applicable or, if strictly applicable, would not fairly and adequately protect the purchase rights of the Warrants in accordance with the essential intent and principles of such provisions, then there shall be made such adjustments in the application of such provisions, in accordance with such essential intent and principles, as shall be reasonably necessary to protect such purchase rights as aforesaid, but in no event

                                      12
                                   Exhibit B
shall any such adjustment have the effect of increasing the Exercise Price or decreasing the number of shares of Common Stock issuable upon exercise of each Warrant.

     3.15 Method and Notice of Adjustment. When any adjustment is required to be made in the Exercise Price, initial or adjusted, the Company shall forthwith determine the new Exercise Price, and

     (i) Prepare and retain on file, a statement describing in reasonable detail the method used in arriving at the new Exercise Price; and

     (ii)  Cause a copy of such statement to be mailed to the Holder within ten
(10) days after the date of the circumstances giving rise to the adjustment occurs.

     3.16 Fractional Interests. If more than one Warrant shall be presented for exercise in full at the same time by the Holder, the number of full shares of Common Stock which shall be issuable upon such exercise thereof shall be computed on the basis of the aggregate number of shares of Common Stock purchasable on exercise of the Warrants so presented. The Company shall not be required to issue fractional shares of Common Stock upon the exercise of Warrants. If any fraction of a share of Common Stock would, except for the provisions of this Section 3.16, be issuable on the exercise of any Warrant (or specified portion thereof), the Company may pay an amount in cash calculated by it to be equal to the then Fair Market Value per Common Share multiplied by such fraction computed to the nearest whole cent.

     3.17  When Issuance or Payment May be Deferred.  In any case in which this
Section 3 shall require that an adjustment in the Exercise Price be made effective as of a record date for a specified event, the Company may elect to defer until the occurrence of such event (i) issuing to the Holder with respect to any Warrant exercised after such record date the shares of Common Stock and other shares in the capital of the Company, if any, issuable upon such exercise over and above the shares of Common Stock and other shares in the capital of the Company, if any, issuable upon such exercise and (ii) paying such holder any amount in cash in lieu of a fractional share; provided, however, that the Company shall deliver to such Holder a due bill or other appropriate instrument evidencing such Holder's right to receive such additional Common Stock, other shares and cash upon the occurrence of the event requiring such adjustment.

     3.18 No Dilution or Impairment. The Company will not by amendment of its charter or through reorganization, consolidation, merger, dissolution, sale of assets or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Agreement, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder against dilution or other impairment. Without limiting the generality of the foregoing, the Company will not (a) increase the par value

                                      13
                                   Exhibit B
of the Common Stock above the Exercise Price or (b) take any action that would, after giving effect to the provisions of this Section 3, result in a reduction of the Exercise Price to an amount below the par value per share of Common Stock unless the Company takes all action necessary in order to protect the Holder against dilution or other impairment as contemplated by this Section 3. At all times, the Company will take all such action (including, without limitation, reducing the par value of the Common Stock) as may be necessary or appropriate in order that the Company may validly and legally issue Common Stock upon the exercise of the Warrants.

     4.   Transferability; Registration Rights.

     4.1 Transferability. Prior to making any disposition of this Warrant or of any Common Stock purchased upon the Warrant Exercise, the Holder will give written notice (the "Transfer Notice") to the Company describing briefly the manner of any such proposed disposition. The Holder will not make any such disposition until: (a) the Company has notified the Holder that, in the opinion of its counsel, registration under the Securities Act of 1933, as amended (the "1933 Act"), is not required with respect to such disposition, or (b) a registration statement covering the proposed distribution has been filed by the Company and has become effective. The Holder then will make such disposition only pursuant to the conditions of such opinion or registration. The Company agrees that, upon receipt of the Transfer Notice, it will use its best efforts, in consultation with the Holder's counsel, to ascertain as promptly as possible whether or not registration is required, and will advise the Holder promptly with respect thereto, and the Holder will cooperate in providing the Company with information necessary to make such determination.

     4.2 Registration Rights. The Holder shall have the registration rights and obligations set forth in the Registration Rights Agreement dated September 28, 2001, between the Company, the Holder and the Purchasers (as defined therein).

     5.   Cashless Exercise Option.

     5.1 Conversion. So long as the Fair Market Value is greater than the Exercise Price, the Holder shall have the right to elect to effect exercises of this Warrant through one or more transactions of a type commonly referred to as a "cashless exercise" in conformity with the provisions of Regulation T of the Federal Reserve Board of Governors (each a "Cashless Exercise"). In the event of any such Cashless Exercise, it is understood that the Company will receive payment of the Exercise Price in cash from the Holder or from the broker selected by such Holder as described below. To effect a Cashless Exercise of this Warrant, the Holder shall deliver to the Company and to a broker selected by such Holder and acceptable to the Company in its reasonable discretion such Holder's completed Warrant Exercise Form together with instructions for the Company to deliver to such broker the Common Stock issuable upon such exercise,

                                      14
                                   Exhibit B
and the Company shall take such actions as are necessary and appropriate to facilitate such Cashless Exercise, including (without limitation) to verify to such broker that it will deliver, and to deliver, such Common Stock promptly to such broker. Until such time as this Warrant is exercised in full or expires, the Exercise Price and the securities issuable upon exercise of this Warrant are subject to adjustment as hereinafter provided.

     5.2     Intentionally Left Blank.

     5.3 Fair Market Value Defined. The "Fair Market Value" of one share of Common Stock (the "Determination Date") shall mean:

     (i) If the Common Stock is traded on an exchange or is quoted on the Nasdaq National Market System or the Small Cap Market then the average closing or last sale prices reported for the ten (10) trading days immediately preceding the Determination Date.

     (ii) If the Common Stock is not traded on an exchange or on the Nasdaq National Market System or the Small Cap Market but is traded in the over-the-counter market, then the average of the closing bid and asked prices reported for the ten (10) trading days immediately preceding the Determination Date.

     (iii) If the Common Stock is not publicly traded and there has been a bona fide sale of such Common Stock for cash in an arm's length transaction within forty-five (45) days prior to the Determination Date by the Company privately to one or more investors unaffiliated with the Company (a "Qualifying Sale"), then such most recent sales price.

     (iv) If the Common Stock is not publicly traded and there has been no Qualifying Sale, then the highest price per share which the Company could obtain from a willing buyer in an arm's length transaction (not including a current employee or director), as determined in good faith by the Board of Directors of the Company based on the written advice of a nationally recognized Independent Financial Expert. For purposes of determining Fair Market Value in accordance with this Section 5, an Independent Financial Expert means a Financial Expert that does not (and, to the knowledge of the Company after due inquiry, whose directors, executive officers and 5% stockholders do not) have a direct or indirect financial interest in the Company or any of its subsidiaries or Affiliates, which has not been for at least five years and, at the time that it is called upon to give independent financial advice to the Company, is not (and, to the knowledge of the Company after due inquiry, none of its directors, executive officers or 5% stockholders is) a promoter, director or officer of the Company or any of its subsidiaries or Affiliates.

                                      15
                                   Exhibit B

     6.   Notices.

     6.1 Shareholder Notices. The Company shall mail to the Holder, at the Holder's last known post office address appearing on the books of the Company, not less than fifteen (l5) days prior to the date on which (a) a record will be taken for the purpose of determining the holders of Common Stock entitled to dividends (other than cash dividends) or subscription rights, or (b) a record will be taken (or in lieu thereof, the transfer books will be closed) for the purpose of determining the holders of Common Stock entitled to notice of and to vote at a meeting of stockholders at which any capital reorganization, reclassification of shares of Common Stock, consolidation, merger, dissolution, liquidation, winding up or sale of substantially all of the Company's assets shall be considered and acted upon.

     6.2 Other Notices. All notices or other communications to a party required or permitted hereunder shall be in writing and shall be delivered personally or by telecopy (receipt confirmed) to such party (or, in the case of an entity, to an executive officer of such party) or shall be sent by a reputable express delivery service or by certified mail, postage prepaid with return receipt requested, addressed as follows:

     if to the Holder:

          To such address as may be designated in writing to the Company by the Holder.

     with copy to:

          Patricia Bartholomew, Esq.
          ThinkEquity Partners LLC
          222 South Ninth Street, Suite 2800
          Minneapolis, Minnesota 55402
          Fax: 612-692-8250

     if to the Company:

          RMH Teleservices, Inc.
          40 Morris Avenue
          Bryn Mawr, PA 19010
          Attention: John A. Fellows
          Fax: 610-520-5354

                                      16
                                   Exhibit B
     with copy to:

     Wolf, Block, Schorr and Solis-Cohen LLP
     1650 Arch Street
     22nd Floor
     Philadelphia, PA 19103-2097
     Attn: John M. Coogan, Jr., Esq.
     Fax: 215-977-2334

Any party may change the above-specified recipient and/or mailing address by notice to all other parties given in the manner herein prescribed. All notices shall be deemed given on the day when actually delivered as provided above (if delivered personally or by telecopy) or on the day shown on the return receipt (if delivered by mail or delivery service).

     7. Reservation of Common Stock. The Company shall at all times reserve and keep available such number of shares of its authorized but unissued Common Stock deliverable upon exercise of the Warrants as will be sufficient to permit the exercise in full of all outstanding Warrants. The Company represents, warrants, covenants and agrees that all shares of Common Stock of the Company that may be issued upon the exercise of the Warrants will, upon issuance, be duly authorized, validly issued, fully paid, non-assessable and not subject to any calls for funds and free from pre-emptive rights and all taxes, liens, charges and security interests with respect to the issue thereof.

     8. Replacement. On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of loss, theft or destruction, on delivery of an indemnity agreement, or bond reasonably satisfactory in form and amount to the Company or, in the case of mutilation, on surrender and cancellation of this Warrant, the Company, at its expense, will execute and deliver, in lieu of this Warrant, a new Warrant of like tenor.

     9.   Miscellaneous.

     9.1 Common Stock. Whenever reference is made herein to the issue or sale of shares of Common Stock, the term "Common Stock" shall include any stock of any class of the Company other than preferred stock with a fixed limit on dividends and a fixed amount payable in the event of voluntary or involuntary liquidation, dissolution or winding up of the Company.

     9.2 Survival. The representations, warranties and agreements herein contained shall survive the exercise of this Warrant. References to the "holder of" include the immediate holder of shares purchased upon exercise of this Warrant, and the

                                      17
                                   Exhibit B
word "holder" shall include the plural thereof. This Warrant shall be interpreted under the laws of the State of Minnesota without regard to its choice of law principles.

     9.3 Validly Issued, Fully Paid. All shares of Common Stock or other securities issued upon the exercise of this Warrant shall be validly issued, fully paid and non-assessable, and the Company will pay all taxes in respect of the issuer thereof.

     9.4  Signatures.  Signatures to this warrant may be manual or facsimile.

     9.5 Warrant Holder Deemed Not a Stockholder. Notwithstanding anything contained herein to the contrary, the Holder of this Warrant shall not be deemed a stockholder (including, no right to vote on any matters coming before the shareholders) of the Company for any purpose whatsoever unless and until this Warrant is duly exercised.

     IN WITNESS WHEREOF, this Warrant has been duly executed this 28th day of September, 2001.

                                   RMH TELESERVICES, INC.



                                   By: ___________________________________
                                       Name:
                                       Title:

                                      18
                                   Exhibit B

                             WARRANT EXERCISE FORM

To be signed only upon exercise of the Warrant.

     The undersigned, the Holder of the attached Warrant, hereby irrevocably elects to exercise the purchase right represented by the Warrant for, and to purchase thereunder, __________________ shares of Common Stock of RMH Teleservices, Inc. to which such Warrant relates and herewith makes payment of $___________ therefor in cash or by certified check, and requests that such shares be issued and be delivered to, _________________________, the address for which is set forth below the signature of the undersigned.

Dated: ______________________

____________________________________   ______________________________________
(Taxpayer's I.D. Number)               (Signature)

                                       ______________________________________
                                       ______________________________________
                                       (Address)

                                      19
                                   Exhibit B

                                ASSIGNMENT FORM

To be signed only upon authorized transfer of Warrant.

     FOR VALUE RECEIVED, the undersigned hereby sells, assigns, and transfers unto ______________________________ the right to purchase shares of Common Stock of RMH Teleservices, Inc. to which the attached Warrant relates and appoints _________________, attorney, to transfer said right on the books of RMH Teleservices, Inc. with full power of substitution in the premises.

Dated: ____________________

                                       ______________________________________
                                       (Signature)


                                       ______________________________________
                                       ______________________________________
                                       (Address)

                                      20
                                   Exhibit B

                            CASHLESS EXERCISE FORM

  (To be executed upon exercise of Warrant pursuant to Section 5 of Warrant)

     The undersigned hereby irrevocably elects a cashless exercise of the right of purchase represented by the attached Common Stock Purchase Warrant for, and to purchase thereunder, ______________________ shares of Common Stock, as provided for in Section 5 therein.

     If said number of shares is not all the shares purchasable under the attached Common Stock Purchase Warrant, a new Warrant is to be issued in the name of the undersigned for the whole remaining balance of the shares purchasable thereunder rounded up to the next higher number of shares.

     Please issue a certificate or certificates for such Common Stock in the name of, and pay any cash for any fractional shares to:

NAME      ____________________________________________________________
          (Please Print Name)

ADDRESS   ____________________________________________________________

          ____________________________________________________________

SOCIAL SECURITY NO.   ________________________________________________

SIGNATURE   __________________________________________________________

NOTE: The above signature should correspond exactly with the name on the first page of this Common Stock Purchase Warrant or with the name of the assignee appearing in the assignment form on the preceding page.

                                      21
                                   Exhibit B

                                   EXHIBIT C


                         REGISTRATION RIGHTS AGREEMENT

     This Registration Rights Agreement (the "Agreement") is made and entered into as of September 28, 2001, among RMH Teleservices, Inc., a Pennsylvania corporation (the "Company"), the individuals and entities listed on Schedule 1 hereto (each a "Purchaser" and, collectively, the "Purchasers"), and ThinkEquity Partners, LLC, a Delaware limited liability company (the "Agent").

                                   RECITALS:

     WHEREAS, the Purchasers and the Company have executed the Stock Purchase Agreement (the "Purchase Agreement") of even date herewith pursuant to which the Purchasers are purchasing shares of the Company's Common Stock (defined below) and Warrants (capitalized terms used but not otherwise defined herein shall have the meanings given them in the Purchase Agreement);

     WHEREAS, the Company and the Agent have executed a Letter of Intent dated as of September 24, 2001 (the "Letter of Intent"); and

     WHEREAS, in connection with the Purchase Agreement and the Letter of Intent the parties desire to provide certain registration rights and benefits with respect to the Registrable Securities (as defined below).

     NOW, THEREFORE, in consideration of the respective covenants and agreements contained herein, and for other valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

                                   ARTICLE 1


                                  DEFINITIONS

     1.1 Specific Definitions. As used in this Agreement, the following terms shall have the meanings set forth or as referenced below:

     "Agent's Warrant" means the warrant issued to the Agent in connection with the closing of the transactions contemplated by the Stock Purchase Agreement.

     "Common Stock" means the Company's common stock, no par value per share.

     "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

                                   Exhibit C

     "Form S-3" means such form under the Securities Act in effect on the date hereof or any successor registration form under the Securities Act subsequently adopted by the SEC that permits inclusion or incorporation of substantial information by reference to other documents filed by the Company with the SEC.

     "Holder" means a Purchaser, the Agent and any other person owning of record Registrable Securities that have not been sold to the public, or any assignee of record of such Registrable Securities in accordance with Article 2.

     "Purchasers' Warrant" means the Warrants issued to the Purchasers in connection with the closing of the transactions contemplated by the Stock Purchase Agreement.

     "Register," "Registered," and "Registration" mean a registration effected by preparing and filing a Registration Statement in compliance with the Securities Act, and the declaration or ordering by the SEC of effectiveness of such Registration Statement.

     "Registrable Securities" means, at any time, the (i) shares of Common Stock issued pursuant to the Purchase Agreement, (ii) shares of Common Stock issued pursuant to or in respect of the Agent's Warrant (the "Agent's Warrant Shares"), and (iii) shares of Common Stock issued pursuant to or in respect of the Purchasers' Warrant, plus (iv) shares of Common Stock (or other securities) that are issued to the Holders in respect of shares described in clauses (i) through
(iii) above or in any reclassification, share combination, share subdivision, share dividend, share exchange, merger, consolidation or similar transaction or event. Notwithstanding the foregoing, Registrable Securities shall not include any securities sold by a person to the public either pursuant to a Registration Statement or Rule 144 under the Securities Act or sold in a private transaction in which the transferor's rights under Article 2 of this Agreement are not assigned.

     "Registration Expenses" means all expenses incurred by the Company in complying with Article 2 hereof, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel and accountants for the Company, reasonable fees and disbursements of a single special counsel for the Holders of Registrable Securities, fees and disbursements of counsel for the underwriter or underwriters of such securities (if the Company and/or the Holders are required to bear such fees and disbursements), all internal Company expenses, all legal fees and disbursements and other expenses of complying with state securities or blue sky laws of any jurisdictions in which the securities to be offered are to be registered or qualified, and the premiums and other costs of policies of insurance against liability (if any) arising out of such public offering, but excluding any Selling Expenses.

     "Registration Statement" means any Registration Statement filed by the Company with the SEC for a public offering and sale of Common Stock (other than a Registration

                                       2
                                   Exhibit C

Statement on Form S-8 or Form S-4, or their successors, or any other form for a similar purpose).

     "Rule 144" means Rule 144 under the Securities Act, as such rule may be amended from time to time, or any similar successor rule.

     "SEC" means the Securities and Exchange Commission.

     "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

     "Selling Expenses" means all underwriting discounts and commissions, transfer taxes, filing fees, any and all fees, commission, discounts or similar payments made to any brokers or dealers, and any fees and disbursements of counsel, accountant or any other advisor to the Purchasers (other than counsel referred to in the definition of Registration Expenses above) applicable to a sale of Registrable Securities.

     "Stock Purchase Agreement" means the Stock Purchase Agreement, dated as of September 28, 2001, by and among the Company and the Investors listed on Schedule A thereto.

     "Termination Event" means that (a) prior to the Registration Statement being declared effective, either (i) the Common Stock is suspended from trading for 5 or more consecutive trading days other than under a general suspension of trading on the market or markets on which the Company's Common Stock is traded,
(ii) the Registrable Securities have not been listed and authorized for trading on the Nasdaq National Market, or (iii) the Common Stock is no longer listed on Nasdaq, AMEX, or NYSE, or (b) the Registration Statement has not been declared effective within 180 days of Closing, and such holdup is not due to backlog or other delay at or by the SEC unrelated to any action or inaction by the Company.

                                   ARTICLE 2


                              REGISTRATION RIGHTS

     2.1  Required Registrations.

     (a) The Company shall within 30 days of the Closing Date file with the SEC a Registration Statement for an offering to be made on a continuous basis pursuant to Rule 415 covering the sale of all of the Registrable Securities.
The Company shall use its best efforts to cause such Registration Statement to be declared effective under the Securities Act within 90 days of the Closing.
In the event that the Registration Statement is not declared effective within 90 days of the date of the Closing, and such holdup is not due to any Purchaser's failure to provide company with information necessary to complete the

                                       3
                                   Exhibit C

Registration Statement by the filing date, the Company shall, on the 91st day following the Closing and each 30th day thereafter, issue to each of the Purchasers their ratable portion (based on the percentage of the Shares then owned by them) of additional Warrants to purchase an aggregate of 5% of the shares purchased hereunder of Common Stock (subject to equitable adjustment to reflect any subdivision or combination of the Company's Common Stock or the payment of dividends payable in Common Stock or any other event in which such adjustment is reasonably necessary to protect the rights of the Purchasers) (the "Additional Warrants"), until either the sale of the Shares is registered or there has occurred a Termination Event. Notwithstanding the foregoing, the total number of Additional Warrants paid to each Investor pursuant to this
Section 2.1(a) plus the number of Warrants purchased by such Investor at Closing shall in no event exceed the number of shares of Common Stock purchased by such Investor at Closing.

     (b) The Registration Statement shall be on Form S-3 or another appropriate form permitting registration of such Registrable Securities for resales by holders in the manner or manners designated by them (including, without limitation, one or more underwritten offerings). The Company shall not permit any securities other than the Registrable Securities to be included in any Registration Statement pursuant to which Registrable Securities are registered without the consent of the Purchasers. The Company shall not grant any registration rights to any party other than the Purchasers prior to such time as the Registration Statement permitting registration of the Registrable Securities for resale has been declared effective by the SEC, and registration rights that are subordinate to the registration rights of the Purchasers and the Agent granted hereunder; provided however, that the Company may grant registration rights to James J. Jenson, Jeffrey J. Jenson, Jami J. Jenson, Janet J. Jenson, Julie J. Jenson, Ronald Jenson and Gladys Jenson with respect to the 1,818,812 shares of Common Stock purchased by such persons pursuant to the Stock Purchase Agreement, dated as of March 30, 2001, between the Company and such persons, and/or register such 1,818,812 shares at any time, without the prior consent or approval of the Holders. The Company shall use its best efforts to keep the Registration Statement continuously effective under the Securities Act until the date which is two (2) years from the date of filing (the "Effectiveness Period") or such shorter period ending when all Registrable Securities covered by the Registration (i) Statement have been sold in the manner set forth and as contemplated in the Registration Statement or (ii) may be sold without limitation under Rule 144(k).

     (c) If at any time prior to September 28, 2006 that the Registrable Securities are not otherwise registered for sale, the Company proposes to register any Common Stock under the Securities Act (other than in connection with a business combination transaction or an employee benefit plan), and the registration form to be used may be used for the registration of Registrable Securities, it will give prompt written notice to the Agent of its intention to do so and of the Agent's rights hereunder. Upon the written request of the Agent made within 15 days after the receipt of any such notice (which request shall specify the number of Agent's Warrant Shares intended to be disposed of by

                                       4
                                   Exhibit C
the Agent and the intended method or methods of disposition thereof), the Company will use its best efforts to effect the registration under the Securities Act of all such Agent's Warrant Shares in accordance with such intended method or methods of disposition.

     (d) The Company agrees that, at any time but no more than once, upon the request of the Agent, it will promptly file a Registration Statement (subject to the requirements of Section 2.1(b)) with the SEC under the Securities Act for sale in an underwritten public offering or otherwise the approximate number of shares of Agent's Warrant Shares specified in such request. Such request shall also specify the intended method or methods of disposition of such Registered Shares. Notwithstanding the foregoing, the Company's obligations to file (but not its obligations to prepare) a Registration Statement pursuant to this
Section 2.1(d) may be suspended upon written notice to the Holders for up to 30 days if: (i) the fulfillment of such obligations would require the Company to make a disclosure that would, in the reasonable good faith judgment of the Company's board of directors, be detrimental to the Company and premature, or
(ii) the Company shall determine in good faith that such an offering will materially interfere with a pending or contemplated financing, merger, sale of assets, recapitalization or other similar corporate action of the Company and the Company shall have furnished to the Agent an officers' certificate to that effect. Such obligations shall be reinstated upon the expiration of such 30-day period or, if earlier: (x) in the case of clause (i) above, upon the making of such disclosure by the Company (or, if earlier, when such disclosure would either no longer be necessary for the fulfillment of such obligations or no longer be detrimental); or (y) in the case of clause (ii) above, not later than 30 days from the date of the request of the Agent under this Section 2.1(d).

     (e)  After receipt of notice of a requested registration pursuant to
Section 2.1(d), the Company shall not initiate, without the consent of the Agent, a registration of any of its securities for its own account until 90 days after such registration has been terminated or declared effective (unless advised by the managing underwriter that a longer period, not to exceed 180 days, is required, or such shorter period as the managing underwriter may agree).

     (f) The Agent shall have the right to designate the managing underwriters, which shall be reasonably satisfactory to the Company, for any underwritten public offering of Registrable Securities pursuant to this Section 2.1

     2.2 Expenses of Registration. All Registration Expenses incurred in connection with any registration under Section 2.1 shall be borne by the Company, and Company shall reimburse the Purchasers for out-of-pocket expenses, including legal fees and due diligence expenses in accordance with the terms of
Section 7.2 of the Stock Purchase Agreement. All Selling Expenses incurred in connection with any such registration shall be borne by the Holder of the securities so registered incurring such expense, unless all Holders have consented to the Selling Expenses, in which case, such

                                       5
                                   Exhibit C

Selling Expenses shall be borne by the Holders pro rata on the basis of the number of shares so registered.

     2.3 Obligations of the Company. Whenever required to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

     (a) Prepare and file with the SEC a Registration Statement on Form S-3, or on such form as is then available to the Company in connection with such registration, with respect to such Registrable Securities and use its best efforts to cause such Registration Statement to become effective and, upon the request of the Holders of a majority of the Registrable Securities registered thereunder, keep such Registration Statement effective throughout the Effectiveness Period. Notwithstanding the foregoing, the Company may suspend the effectiveness of the Registration Statement by written notice to the Holders for a period not to exceed an aggregate of 15 days in any 90-day period (each such period, a "Suspension Period") if:

               (x) the SEC issues a stop order suspending the effectiveness of the Registration Statement or initiates proceedings with respect to the Registration Statement, or the Company receives any notification with respect to the suspension of the qualification of the securities included therein for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; or

               (y) (i) an event occurs and is continuing as a result of which the Registration Statement would, in the Company's reasonable judgment, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and

               (z) (ii) the Company reasonably determines that the disclosure of such event at such time would have a material adverse effect on the business of the Company (and its subsidiaries, if any, taken as a whole);

          provided that in the event the disclosure relates to a previously undisclosed proposed or pending material business transaction, the disclosure of which would impede the Company's ability to consummate such transaction, the Company may extend a Suspension Period from 15 days to 30 days; provided, however, that Suspension Periods shall not exceed an aggregate of 45 days in any 360-day period. If prior to or on the 15th or 30th day, as the case may be, of any Suspension Period, such suspension has not been terminated, then, the Company shall, on the 20th or 35th day, as the case may be, of any Suspension Period and each 30th day thereafter, pay to each of the Purchasers their ratable portion (based

                                       6
                                   Exhibit C
     on the percentage of the Shares then owned by them) of additional Warrants to purchase an aggregate of 5% of the shares purchased hereunder of Common Stock (subject to equitable adjustment to reflect any subdivision or combination of the Company's Common Stock or the payment of dividends payable in Common Stock or any other event in which such adjustment is reasonably necessary to protect the rights of the purchasers) (the "Suspension Warrants"), until either the Suspension Period is terminated or there has occurred a Termination Event. Notwithstanding the foregoing, the total number of Suspension Warrants paid to each Investor pursuant to this
     Section 2.3(a) plus the number of Warrants purchased by such Investor at Closing, shall in no event exceed the number of Shares of Common Stock purchased by such Investor at Closing.

     (b) Furnish to each Holder copies of the Registration Statement (excluding exhibits thereto) and any prospectus forming a part thereof and any amendments and supplements thereto (including all documents incorporated or deemed incorporated by reference therein prior to the effectiveness of the Registration Statement and including each preliminary prospectus) and any other prospectus filed under Rule 424 under the Securities Act, which documents, other than documents incorporated or deemed incorporated by reference, will be subject to the reasonable review of the Holders for a period of not more than two (2) business days; and the Company agrees to (i) incorporate in such documents any comments from the Holders that reflect the correction of what any Holder reasonably believes to be a material misstatement or omission of a material fact with respect to such Holder or its plan of resale, and (ii) make reasonable efforts to incorporate any other reasonable comments of any Holder in such documents.

     (c) Prepare and file with the SEC such amendments and supplements to such Registration Statement and the prospectus used in connection with such Registration Statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement.

     (d) Furnish to each Holder one conformed copy of the Registration Statement and of each amendment and supplement thereto (in each case excluding exhibits) and such number of copies of the prospectus forming a part of the Registration Statement (including each preliminary prospectus) and any other prospectus filed under Rule 424 under the Securities Act, and such other documents, including, without limitation, documents incorporated or deemed to be incorporated by reference prior to the effectiveness of such registration statement, as each of the Holders from time to time may reasonably request;

     (e) Use its reasonable best efforts (i) to register or qualify all Registrable Securities covered by the Registration Statement under state securities, or "blue sky," laws of such States of the United States of America as the Holders of Registrable Securities covered by the Registration Statement shall reasonably request, (ii) to keep

                                       7
                                   Exhibit C
such registration or qualification in effect for so long as the Registration Statement remains in effect, and (iii) to take any other action which may be reasonably necessary or advisable to enable the Holders to consummate the disposition in such jurisdictions of the securities to be sold by the Holders, consistent with the plan of distribution described in the prospectus included in the Registration Statement, except that the Company shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction where it is not so qualified, or to subject itself to taxation in any such jurisdiction, or to execute a general consent to service of process in effecting such registration, qualification or compliance, unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act or applicable rules or regulations thereunder;

     (f) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter(s) of such offering. Each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement.

     (g) Subject to Section 3.4 hereof, promptly notify each Holder of Registrable Securities covered by the Registration Statement (i) upon discovery that, or upon the happening of any event as a result of which, the prospectus forming a part of the Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, (ii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the initiation of proceedings for that purpose, (iii) of any request by the Commission for (A) amendments to the Registration Statement or any document incorporated or deemed to be incorporated by reference in the Registration Statement or (B) supplements to the prospectus forming a part of the Registration Statement, or (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction or the initiation of any proceeding for such purpose, and at the request of any such Holder promptly prepare and file an amendment to the Registration Statement or a supplement to the prospectus as the Company may deem necessary so that, as thereafter delivered to the purchasers of such securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading and furnish to each Holder a reasonable number of copies of such supplement to, or amendment of, such prospectus and, in the event of a stop order, use its reasonable best efforts to obtain the withdrawal of any order suspending the effectiveness of the Registration Statement, or the lifting of any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction;

                                       8
                                   Exhibit C

     (h) Furnish, at the request of a majority of the Holders participating in the registration, on the date that such Registrable Securities are delivered to the underwriters for sale, if such Registrable Securities are being sold through underwriters, or, if such securities are not being sold through underwriters, on the date that the Registration Statement with respect to such securities becomes effective, an opinion, dated as of such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given with respect to such registration and reasonably satisfactory to a majority in interest of the Holders requesting registration, addressed to the underwriters, if any, and to the Holders requesting registration of Registrable Securities.

     (i) To the extent practicable, promptly upon the filing of any document that is to be incorporated by reference into the Registration Statement or prospectus forming a part thereof subsequent to the effectiveness thereof, and in any event no later than five (5) business days after such document is filed with the Commission, provide copies of such document to the Holders, if requested; and

     (j) Use its best efforts to cause all Registrable Securities included in the Registration Statement to be listed on the Nasdaq National Market or each securities exchange on which securities of the same class are then listed, or, if not then listed on any securities exchange, to be eligible for trading in any over-the-counter market or trading system in which securities of the same class are then traded.

     2.4 Termination of Registration Rights. All registration rights granted under this Article 2 shall terminate and be of no further force and effect after the Effectiveness Period or such shorter period ending when all Registrable Securities covered by the registration (i) have been sold in the manner set forth and as contemplated in the Registration Statement or (ii) may be sold without limitation under Rule 144(k), other than as it relates to Section 2.7 herein.

     2.5 Delay of Registration. No Holder shall have any right to obtain or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Article 2.6.

     2.6 Indemnification. If any Registrable Securities are included in a Registration Statement under Section 2.1:

          (a) The Company will indemnify and hold harmless each Holder, the partners, officers, trustees, members, partners and directors of each Holder, and each person, if any, who controls such Holder within the meaning of the Securities Act or the Exchange Act, and each underwriter for any Holder, if any, and each person, if any, who controls any underwriter within the meaning of the

                                       9
                                   Exhibit C

     Securities Act or the Exchange Act (together, "Indemnified Person"), against any losses, claims, damages, or liabilities, (including in settlement of litigation) (or actions, investigations or proceedings in respect thereof) (collectively, a "Claim") (joint or several) to which they may become subject under the Securities Act, the Exchange Act, or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions, or violations (collectively a "Company Violation") by the Company: (i) any untrue statement or alleged untrue statement of a material fact contained in such Registration Statement, including any preliminary prospectus or final prospectus contained therein, or other document (including any related registration statement, notification or the like) incident to the registration, qualification or compliance, or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein in light of the circumstances in which they were made, or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act, or any state securities law, or any other law in connection with the offering covered by such Registration Statement; and the Company will reimburse each Indemnified Person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such Claim; provided, however, that the indemnity agreement contained in this Section 2.6(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, claim, damage, liability, or action to the extent that it arises out of or is based upon a Company Violation that occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by such Holder, partner, officer, director, or controlling person of such Holder.

          (b) Each selling Holder, if Registrable Securities held by it are included in the securities as to which such Registration Statement is being effected, will indemnify and hold harmless the Company, each of its officers and directors, each person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act, and each underwriter, if any, and each person, if any, who controls any underwriter within the meaning of the Securities Act or the Exchange Act, and any other Holder selling securities under such Registration Statement or any of such other Holder's partners, directors, or officers or any person who controls such Holder, against any losses, claims, damages, or liabilities (joint or several) to which the Company or any such director, officer, underwriter, controlling person, or other such Holder, or partner,

                                      10
                                   Exhibit C
     director, officer, or controlling person of such other Holder may become subject under the Securities Act, the Exchange Act, or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereto) arise out of or are based upon any of the following statements, omissions or violations (collectively, a "Holder Violation"): (i) any untrue statement or alleged untrue statement of a material fact contained in such Registration Statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Holder of the Securities Act, the Exchange Act, any state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act, or any state securities law in connection with the offering covered by such Registration Statement, in each case to the extent (and only to the extent) that such Holder Violation occurs in reliance upon and in conformity with written information furnished by such Holder and stated to be specifically for use in connection with such registration; and each such Holder will reimburse any legal or other expenses reasonably incurred by the Company or any such director, officer, underwriter, controlling person, or other Holder, or partner, officer, director, or controlling person of such other Holder in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this
     Section 2.6(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld; provided, further, that in no event shall any indemnity under this Section 2.6(b) exceed the proceeds from the offering received by such Holder unless the Holder Violation is the result of fraud on the part of such Holder.

          (c)  Promptly after receipt by an indemnified party under this Section
     2.6 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 2.6, deliver to the indemnifying party a written notice of the commencement thereof, and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided however, that counsel for the indemnified party who shall conduct the defense of such action, shall be approved by the indemnifying party, provided further, however, that an indemnified party shall have the right to retain its own counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such

                                      11
                                   Exhibit C
     indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if materially prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 2.6, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 2.6.

          (d) If the indemnification provided for in this Section 2.6 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any losses, claims, damages, or liabilities referred to herein, the indemnifying party, in lieu of indemnifying such indemnified party thereunder, shall to the extent permitted by applicable law contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage, or liability in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the Company Violation(s) or the Holder Violation(s), as the case may be, that resulted in such loss, claim, damage, or liability, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by a court of law by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission.

          (e) The obligations of the Company and Holders under this Section 2.6 shall survive the termination or closing of any offering in a Registration Statement, and otherwise.

                                   ARTICLE 3

                               OTHER PROVISIONS

     3.1 Investor Information. Whenever the Company is required to effect the registration of any Registrable Securities, each Investor shall, upon request by the Company, provide all information reasonably requested by the Company for use by the Company in the preparation of the Registration Statement and any prospectus contained therein and compliance with the requirements of the Securities Act with respect to such registration.

                                      12
                                   Exhibit C

     3.2 Complete Agreement. This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof.

     3.3 Waiver, Discharge, Amendment, Etc. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular circumstance and either retroactively or prospectively) only with the written consent of the Company, the Agent and Purchasers holding two-thirds of the shares of Common Stock then held by the Purchasers. The failure of any party hereto to enforce at any time any of the provisions of this Agreement shall not, absent an express written waiver signed by the party making such waiver specifying the provision being waived, be construed to be a waiver of any such provision, nor in any way to affect the validity of this Agreement or any part hereof or the right of the party thereafter to enforce each and every such provision. No waiver of any breach of this Agreement shall be held to be a waiver of any other or subsequent breach.

     3.4 Notices. All notices or other communications to a party required or permitted hereunder shall be in writing and shall be delivered personally or by telecopy (receipt confirmed) to such party (or, in the case of an entity, to an executive officer of such party) or shall be sent by a reputable express delivery service or by certified mail, postage prepaid with return receipt requested, addressed as follows:

     if to a Purchaser:

          To the address set forth on Schedule 1 or such other address as may be designated in writing hereafter, in the same manner, by such Purchaser.

     with copy to:

          Steven J. Cuevas, Esq.
          SAFECO Plaza
          T-18
          Seattle, WA 98115
          Fax: (206) 545-6277

     if to the Agent to:

          Patricia Bartholomew, Esq.
          ThinkEquity Partners
          222 South Ninth Street, Suite 2800
          Minneapolis, Minnesota  55402
          Fax: 612-692-8250

                                      13
                                   Exhibit C
     with copy to:

          Steven J. Slutzky, Esq.
          Debevoise & Plimpton
          919 third Avenue
          New York, New York 10022
          Fax: 212-909-6836

     if to the Company to:

          RMH Teleservices, Inc.
          40 Morris Avenue
          Bryn Mawr, PA 19010
          Attn: John A. Fellows
          Fax: 610-520-5354

     with copy to:

          Wolf, Block, Schorr and Solis-Cohen LLP
          1650 Arch Street
          22nd Floor
          Philadelphia, PA 19103-2097
          Attn: John M. Coogan, Jr., Esq.
          Fax: 215-977-2334

Any party may change the above-specified recipient and/or mailing address by notice to all other parties given in the manner herein prescribed. All notices shall be deemed given on the day when actually delivered as provided above (if delivered personally or by telecopy) or on the day shown on the return receipt (if delivered by mail or delivery service).

     3.5 Assignment and Transfer. The rights to have the Company register Registrable Securities pursuant to this Agreement shall be automatically assignable by the Holders to any Person (a "Transferee") of all or any portion of Registrable Securities if: (i) the Holder agrees in writing with the Transferee to assign such rights, and a copy of such agreement is furnished to the Company within a reasonable time after such assignment; (ii) the Company is, within a reasonable time after such transfer or assignment, furnished with written notice of (a) the name and address of such Transferee, and (b) the securities with respect to which such registration rights are being transferred or assigned; (iii) immediately following such transfer or assignment the further disposition of such securities by the Transferee is restricted under the 1933 Act and applicable state securities laws; (iv) at or before the time the Company receives the written notice contemplated by clause (ii) of this sentence the Transferee agrees in

                                      14
                                   Exhibit C
writing with the Company to be bound by all of the provisions contained herein; and (v) such Transferee shall be an "accredited investor" as that term is defined in Rule 501 of Regulation D promulgated under the 1933 Act.

     3.6 Governing Law. This Agreement shall be governed by and interpreted in accordance with the laws of the State of Minnesota, including all matters of construction, validity, performance, and enforcement, without giving effect to principles of conflict of laws.

     3.7 Titles and Headings; Construction. The titles and headings to the Articles and Sections herein are inserted for the convenience of reference only and are not intended to be a part of or to affect the meaning or interpretation of this Agreement. This Agreement shall be construed without regard to any presumption or other rule requiring construction hereof against the party causing this Agreement to be drafted.

     3.8 Benefit. Nothing in this Agreement, expressed or implied, is intended to confer on any person other than the parties hereto or their respective successors or assigns, any rights, remedies, obligations, or liabilities under or by reason of this Agreement.

     3.9 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed as original and all of which together shall constitute one instrument, and may be delivered in person or by facsimile transmission.

     IN WITNESS WHEREOF, each of the parties has caused this Agreement to be executed as of the date first written above.

                                        RMH TELESERVICES, INC.

                                        By:_______________________________
                                           Name:
                                           Title:

                                      15
                                   Exhibit C

                                  ACCEPTANCE

     The undersigned hereby accepts the terms and conditions set forth in the Registration Rights Agreement, dated September 28, 2001, among RMH Teleservices, Inc., a Pennsylvania corporation (the "Company") and certain Purchasers listed on Schedule 1 thereto. By execution of this Acceptance, the undersigned hereby acknowledges the indemnification obligations contained in Section 2.6 of the Registration Rights Agreement.

                                             PURCHASER:


                                             By:__________________________
                                                Name:
                                                Title:

                                      16
                                   Exhibit C

                                  ACCEPTANCE

     The undersigned hereby accepts the terms and conditions set forth in the Registration Rights Agreement, dated September 28, 2001, among RMH Teleservices, Inc., a Pennsylvania corporation (the "Company"), and certain Purchasers listed on Schedule 1 thereto. By execution of this Acceptance, the undersigned hereby acknowledges the indemnification obligations contained in Section 2.6 of the Registration Rights Agreement.

                                             AGENT:

                                             THINKEQUITY PARTNERS, LLC


                                             By:____________________________
                                                Name:
                                                Title:

                                      17
                                   Exhibit C

                                  SCHEDULE 1

                            Schedule of Purchasers


           Purchaser Name                             Purchaser Address
----------------------------------------     ----------------------------------
Ardsley Offshore Fund Limited                646 Steamboat Road
                                             Greenwich, CT
Ardsley Partners Fund I LP                   646 Steamboat Road
                                             Greenwich, CT
Ardsley Partners Fund II LP                  646 Steamboat Road
                                             Greenwich, CT
Ardsley Partners Institutional Fund LP       646 Steamboat Road
                                             Greenwich, CT
Augusta Partners LP                          646 Steamboat Road
                                             Greenwich, CT
Constable Capital                            3005 Maplewood Road
                                             Wayzata, MN
Coralbasin & Co.                             601 Union Street, Suite 2500
                                             Seattle, WA
HH Managed Account I Limited                 646 Steamboat Road
                                             Greenwich, CT
Potomac Capital Partners, L.P.               153 East 53rd Street, 26th Floor
                                             New York, NY
RS Paisley Pacific Master Fund Unit Trust    388 Market Street, Suite 200
                                             San Francisco, CA
Coralrock & Co.                              601 Union Street, Suite 2500
                                             Seattle, WA
The Paisley Fund, L.P.                       388 Market Street, Suite 200
                                             San Francisco, CA
Woodville LLC                                34 Penninsula Road
                                             Dellwood, MN

                                      18
                                   Exhibit C

                                   EXHIBIT D


                               FORM OF OPINION OF
                    WOLF, BLOCK, SCHORR and SOLIS-COHEN LLP

                                                              September 28, 2001


     We have acted as counsel for RMH Teleservices, Inc., a Pennsylvania corporation (the "Company"), in connection with the execution and/or delivery of
(i) a Stock Purchase Agreement (the "Purchase Agreement"), dated as of September 28, 2001, among the Company and the investors named therein (the "Investors"),
(ii) a Registration Rights Agreement ("Registration Rights Agreement"), dated as of September 28, 2001, among the Company, the purchasers named therein, and ThinkEquity Partners, LLC, and (iii) Common Stock Purchase Warrants to be purchased by the Investors (the "Warrants") (the Purchase Agreement, Registration Rights Agreement and Warrants are collectively referred to herein as the "Transaction Documents"). All capitalized terms used herein without definition are used herein with the respective meanings ascribed to them in the Purchase Agreement. This opinion is being delivered to you pursuant to Section
5.2 of the Purchase Agreement.

     In rendering this opinion, we have examined executed counterparts or copies, certified or otherwise identified to our satisfaction, of the Transaction Documents, certificates of public officials and of officers of the Company with respect to the accuracy of factual matters contained therein, and the other agreements, instruments and certificates being delivered at the closing being held today. We have also examined and considered such corporate records of the Company and each of its subsidiaries and such matters of law as we have deemed appropriate to render our opinion.

     As to various questions of fact material to our opinion, we have relied, without independent investigation, upon the representations set forth in the Transaction Documents of the parties thereto, and upon certificates of officers and other representatives of such parties as well as upon the certificates and electronic communications delivered in connection with the Transaction Documents, copies of which you have received at closing. We have made no independent factual investigation with respect to such matters.

     We have assumed that any Transaction Document will be construed and enforced in accordance with Pennsylvania law if Pennsylvania law is specified as governing such Transaction Document or if such Document does not specify the law to be used for such purpose. We have also assumed the genuineness of all signatures, the authenticity of all documents submitted to us as originals, the conformity with authentic originals of all

                                   Exhibit D
documents submitted to us as originals, the conformity with authentic originals of all documents submitted to us as copies and the authenticity of certificates of public officials. We have also assumed with respect to each party other than the Company (i) that each of the Transaction Documents has been duly authorized, executed and delivered by each party thereto, (ii) that each such party has full legal right, capacity, power and authority to execute, deliver and perform its obligations under the Transaction Documents to which it is party or by the terms of which it is bound, and (iii) that the Transaction Documents are legal, valid and binding obligations of the parties thereto, enforceable in accordance with their terms.

     Based on the foregoing and subject to the qualifications and limitations set forth below, we are of the opinion that:

     1. The Company has been duly incorporated and is subsisting as a corporation in good standing under the laws of the Commonwealth of Pennsylvania.

     2. The Company has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Compendium of Public Filing Documents delivered to each of the Investors (the "Compendium") and to enter into and perform its obligations under the Transaction Documents.

     3. The shares of Common Stock (including shares of Common Stock to be purchased upon the exercise of any Warrants) and the Warrants to be purchased by the Investors from the Company have been duly authorized for issuance and sale to the Investors pursuant to the Purchase Agreement and the Warrants, and, when issued and delivered by the Company pursuant to the Purchase Agreement and the Warrants, against payment of the consideration set forth in the Purchase Agreement and the Warrants, will be validly issued and fully paid and non-assessable.

     4. No securityholder of the Company has, pursuant to the terms of the Articles of Incorporation or bylaws of the Company, any statute, or any rules of The NASDAQ National Market, any preemptive, approval or similar rights or authority pertaining to the issuance, sale and purchase of (i) the shares of Common Stock to be purchased pursuant to the Purchase Agreement or the shares of Common Stock issuable upon exercise of the Warrants, or (ii) the Warrants.

     5. Each subsidiary of the Company has been duly incorporated and is validly existing or subsisting as a corporation in good standing under the laws of the jurisdiction of its incorporation, has corporate power and authority to own, lease and operate its properties and to conduct its business as presently being conducted; except where the failure so to be in good standing could not reasonably be expected to result in a Material Adverse Effect; except as otherwise disclosed in the Compendium, all of the issued and outstanding capital stock of each subsidiary has been duly authorized and validly issued, is fully paid and non-assessable and, to our knowledge, is owned by the Company,

                                       2
                                   Exhibit D
directly or through subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity other than the pledge of the equity interests in such subsidiaries in favor of PNC Bank, N.A., securing obligations of the Company and its subsidiaries thereto; none of the outstanding shares of capital stock of any subsidiary was issued in violation of the preemptive or similar rights of any securityholder of such subsidiary set forth in the Articles of Incorporation (or comparable governing document) or bylaws of the subsidiary.

     6. Each of the Transaction Documents has been duly authorized, executed and delivered by the Company, and constitutes a valid and legally binding obligation of the Company enforceable against the Company in accordance with its terms, except to the extent that such enforceability may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, arrangement, moratorium and other similar laws affecting creditors' rights generally and by general equitable principles (whether considered in a proceeding in equity or at law) and, in the case of the Registration Rights Agreement, except to the extent that the indemnification provisions thereof may be unenforceable; and all corporate action required to be taken for the due and proper authorization, execution and delivery of each of the Transaction Documents and the consummation of the transactions contemplated thereby has been duly and validly taken.

     7. Each of the Transaction Documents conforms in all material respects to the description thereof contained in the Compendium and the shares of Common Stock and Warrants conform in all material respects to the description thereof contained in the Compendium.

     8. Based in part on the representations of the Investors in the Stock Purchase Agreement, except for (a) the listing of the Shares and the Warrant Shares on The NASDAQ National Market, (b) post-closing filings with the Commission and (c) post-closing filings as may be necessary to comply with the "blue sky" laws of various states, no filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any court or governmental authority or agency, domestic or foreign, is necessary or required in connection with the due authorization, execution and delivery of the Transaction Documents or for the offering, issuance, sale or delivery of the shares of Common Stock and the Warrants pursuant to the terms of the Transaction Documents.

     9. The execution, delivery and performance of the Transaction Documents and the consummation of the transactions contemplated therein (including the issuance and sale of the Common Stock and the Warrants, and the use of the proceeds from the sale of the Common Stock and the Warrants as described in the Compendium) and compliance by the Company with its obligations under the Transaction Documents do not and will not, whether with or without the giving of notice or lapse of time or both, conflict with or constitute a breach of, or default under or result in the creation or

                                       3
                                   Exhibit D
imposition of any lien, charge or encumbrance upon any property or assets of the Company or any subsidiary pursuant to any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or any other agreement or instrument, known to us, to which the Company or any subsidiary is a party or by which it or any of them may be bound, or to which any of the property or assets of the Company or any subsidiary is subject and which is listed as an exhibit to the Company's Form 10-K for the year ended September 30, 2000 or listed as an exhibit to any documents filed with the Commission after the Company's Form 10-K for the year ended June 30, 2000 (except for such conflicts, breaches or defaults or liens, charges or encumbrances that could not reasonably be expected to have a Material Adverse Effect), nor will such action result in any violation of the provisions of the charter or by-laws of the Company or any subsidiary, or any applicable law, statute, rule, regulation, judgment, order, writ or decree, known to us, of any government, government instrumentality or court, domestic or foreign, having jurisdiction over the Company or any subsidiary or any of their respective properties, assets or operations.

     10. Neither the Company nor any of its subsidiaries is an "investment company" or an entity "controlled" by an "investment company," as such terms are defined in the 1940 Act.

     11. Based in part on the representations of the Investors in the Stock Purchase Agreement, no registration of the Securities under the Securities Act is required in connection with the issuance and sale of the shares of Common Stock and the Warrants by the Company in the manner contemplated by the Transaction Documents.

     Wherever we have stated that we have assumed any matter, it is intended to indicate that we have assumed such matter without making any factual, legal or other inquiry or investigation, and without expressing any opinion or conclusion of any kind concerning such matter.

     Whenever our opinion herein with respect to the existence or absence of facts is qualified by the phrase "to our knowledge" or words of similar import, it is intended to indicate that no information has come to the attention of lawyers currently with our Firm who have worked on the transactions contemplated by the Agreement which would give us actual knowledge of the existence or absence of such fact, as appropriate. Moreover, we have not undertaken any independent investigation to determine the existence or absence of such facts, and any limited inquiries made by us during the preparation of this opinion should not be regarded as such an investigation. No inference as to our knowledge of any matters bearing on the accuracy of any such statement should be drawn from the fact of our representation of the Company.

     Our examination of law relevant to the matters covered in this opinion is limited to federal law and the laws of the Commonwealth of Pennsylvania and the Delaware

                                       4
                                   Exhibit D

General Corporation Law. We express no opinion with respect to matters governed by the laws of any other jurisdiction. We also express no opinion with respect to matters relating to RMH Teleservices International, Inc. or 365biz.com GP, LLC.

     This opinion speaks only as of the date hereof and we do not have, nor do we assume, any obligation to advise you of any changes in facts or in applicable laws which may affect our opinion.

     This opinion is solely for the benefit of the addressees hereof for use in connection with the transactions contemplated by the Agreement and may not be relied upon by any other person or for any other purpose without our express written consent.

                                                  Sincerely,

                                       5
                                   Exhibit D

                     Schedules to Stock Purchase Agreement


                                 Schedule 2.3
                                 ------------

     As of September 26, 2001, there were 1,079,935 outstanding options to purchase shares of common stock at a weighted average exercise price of $4.00 per share.

     As of September 26, 2001, there were 199,735 options to purchase shares of common stock available for future issuance under the RMH Teleservices, Inc. 1996 stock incentive plan.

                                 Schedule 2.21
                                 -------------

     ThinkEquity Partners LLC, which is acting as placement agent for this offering, will be paid a cash fee equal to five percent (5%) of the total purchase price of the securities sold in this offering and will be issued warrants to purchase shares of common stock in an amount equal to five percent (5%) of the shares of common stock sold in this offering at an exercise price equal to 125% of the price at which the shares in this offering are sold.